As filed with the SEC on December 23, 2004


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No.  33-2659

Pre-Effective Amendment No.


Post-Effective Amendment No.   65


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 1940 Act File No. 811-4556


Amendment No.                  66


                        (Check appropriate box or boxes.)

                         TRANSAMERICA IDEX MUTUAL FUNDS
--------------------------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

               570 Carillon Parkway, St. Petersburg, Florida 33716
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 299-1800

       John K. Carter, Esq. P.O. Box 5068, Clearwater, Florida 33758-5068
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective:


[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485.


[ ] 75 days after filing pursuant to paragraph (a) (2) of Rule 485.

[X] On March 1, 2005 pursuant to paragraph (a) (1) of Rule 485.

[ ] On (Date) pursuant to paragraph (a) (2) of Rule 485.


[ ] Immediately upon filing pursuant to paragraph (b) of Rule 485.


[ ] On (Date) pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The purpose of this filing is for Protected Principal Stock Fund of Transamerica IDEX Mutual Funds and does not impact the other series of Transamerica IDEX Mutual Funds

Transamerica IDEX Mutual Funds ("TA IDEX") (formerly, Idex Mutual Funds) consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. This prospectus offers only TA IDEX Protected Principal Stock. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI) (see back cover).


In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.

PLEASE NOTE: TA IDEX PROTECTED PRINCIPAL STOCK FUND IS CLOSED TO NEW

    INVESTMENTS.
TO HELP YOU UNDERSTAND...

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(BULLSEYE ICON)

        OBJECTIVE
        What is the fund's investment objective? Learn about your fund's goal or objective.


(CHESSPIECE ICON)

        PRINCIPAL STRATEGIES AND POLICIES
        How does the fund go about trying to meet its goal? Read about the types of investments each fund contains and what style of investment philosophy it employs.


(WARNING SIGN ICON)

        PRINCIPAL RISKS
        What are the specific risks for an investor in the fund? Find out what type of risks are associated with the fund.


(GRAPH ICON)

        PAST PERFORMANCE
        What is the investment performance of the fund? See how well the fund has performed in the past year and since its inception.


(DOLLAR SIGN ICON)

        FEES AND EXPENSES
        How much does it cost to invest in the fund? Learn about the fund's fees and expenses.


(QUESTION MARK ICON)

        ADDITIONAL INFORMATION
        Who manages the fund and how much are they paid? See information about the fund's advisers, as well as the fees paid to them.



AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

 TA IDEX PROTECTED PRINCIPAL STOCK

TABLE OF CONTENTS


ALL ABOUT THE FUND.........................    1
THE GUARANTEE..............................    4
EXPLANATION OF STRATEGIES AND RISKS........    5
HOW THE TRANSAMERICA IDEX FUNDS ARE MANAGED
  AND ORGANIZED............................    6
SHAREHOLDER INFORMATION....................    7
- Share Transactions.......................    7
- How to Sell Shares.......................    7
- How to Exchange Shares...................    7
- Other Account Information................    8
DISTRIBUTION AND TAXES.....................    8
HOW TO REQUEST YOUR REDEMPTION.............   10
CONTINGENT DEFERRED SALES CHARGE...........   11
CLASS A SALES CHARGES REDUCTIONS...........   11
WAIVER OF SALES CHARGES....................   11
DISTRIBUTION ARRANGEMENTS..................   13
FINANCIAL HIGHLIGHTS.......................   14

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

TA IDEX PROTECTED PRINCIPAL STOCK






SUMMARY OF RISKS AND RETURNS
(BULLSEYE ICON)
        OBJECTIVE

THE OBJECTIVE OF TA IDEX PROTECTED PRINCIPAL STOCK IS TO SEEK TOTAL RETURN. (CHESSPIECE ICON)
        PRINCIPAL STRATEGIES
        AND POLICIES

The fund's sub-adviser, Gateway Investment Advisers, L.P. (Gateway) seeks to achieve this objective by investing at least 80% of the fund's assets in:

- STOCKS

The fund seeks to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. Historically, investments in equities have produced higher rates of return than fixed income investments. While providing higher returns, equity investments tend toward greater fluctuations in value over time, thus being significantly more volatile than fixed income investments. The fund undertakes active measures to reduce equity volatility while investing almost all of its assets in equities.


The fund invests primarily in the 500 stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), and in virtually the same proportion as the index. It then writes call options on the index rather than on individual stocks included in its portfolio. Selling index call options reduces the fund's volatility, provides a steady cash flow, and is the fund's primary source of return. Additionally, the fund buys index put options that can protect the fund from a significant market decline over a short period of time. Put options generally increase in value as stock prices decrease. Gateway attempts to maintain a high correlation between the composition of the portfolio and the S&P 500. The fund may also invest in short-term securities. The combination of the indexed stock portfolio, the steady cash flow from the sale of index call options, and the downside protection from index put options is designed to provide the fund with fairly consistent returns over a wide range of fixed income and equity market environments.


GUARANTEE


The fund's adviser, AEGON/Transamerica Fund Advisers, Inc. (ATFA), guarantees shareholders a guaranteed amount ("Guaranteed Amount") five years after the Investment Date, which was July 1, 2002. The Guaranteed Amount will be no less than the value of that shareholder's account on the Investment Date, less extraordinary charges, provided that shareholders have reinvested all dividends and distributions in additional shares and have redeemed no shares ("Guarantee"). Please see the "Shareholder Information" section of this prospectus and the Statement of Additional Information for further information on the Guarantee.

STEP-UP

Starting July 1, 2003 and then thereafter annually, a fund shareholder may wish to "bank" his or her account appreciation in value by electing the "step-up" option available in connection with the Guarantee. By electing the step-up option, on the step-up date the shareholder will establish a new Guaranteed Amount with a new five-year period for his or her account, thus canceling the initial Guaranteed Amount and five-year period. The new Guaranteed Amount will be based on the account value (including reinvested dividends and distributions) as of the close of business on the step-up date, less extraordinary charges, such as litigation and other expenses not incurred in the ordinary course of the fund's business. The fund reserves the right to modify or terminate the step-up at any time, and it is currently anticipated that the step-up will no longer be offered beginning in 2005. Consequently, there is no guarantee that a current fund shareholder will be able to "bank" his or her account appreciation again in the future. Elections of the step-up feature prior to such termination, however, will not be affected.
(WARNING SIGN ICON)
        PRINCIPAL RISKS

- STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down if you redeem before the Guarantee Maturity Date.

- OPTION STRATEGY RISK

When the fund sells index call options, it receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. As a result, the fund's ability to participate in a rising stock market may be limited, and therefore, the use of index call options represents some loss of opportunity, or opportunity cost, compared to a fund that is more heavily invested in equities. When the fund purchases index put options, it risks the loss of the cash paid for the options. Under certain circumstances, the fund may not own any put options, resulting in increased risk during a market decline.

- MARKET RISK

The fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here and abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate.

YOU MAY LOSE SOME OR ALL OF THE VALUE OF YOUR GUARANTEED AMOUNT IF YOU REDEEM FUND SHARES BEFORE THE END OF YOUR GUARANTEE PERIOD!

- DISCLOSURE OF PORTFOLIO HOLDINGS



A detailed description of the fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information.


- INVESTOR PROFILE

This fund may be appropriate for the investor who has an investment time horizon of at least 5 years and is a conservative investor who seeks potential for growth but places a premium on capital preservation.
(GRAPH ICON)

        PAST PERFORMANCE


The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance compares to the returns of a broad measure of market performance, the S&P 500, a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                              (PERFORMANCE GRAPH)

--------------------------------------------------------
CLASS A SHARES            QUARTER ENDED       RETURN
--------------------------------------------------------
  Best Quarter:             6/30/2003          5.93%
--------------------------------------------------------
  Worst Quarter:            3/31/2003         (1.17)%
--------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03**

-----------------------------------------------------------
                                                 LIFE OF
                                    1 YEAR       FUND***
-----------------------------------------------------------
  Class A
-----------------------------------------------------------
    Return before taxes             3.56%         3.27%
-----------------------------------------------------------
    Return after taxes on
    distributions*                  3.56%         1.94%
-----------------------------------------------------------
    Return after taxes on
    distributions and sales of
    fund shares*                    2.31%         2.17%
-----------------------------------------------------------
  Class B                           4.37%         3.85%
-----------------------------------------------------------
  Class C2 (1)                      9.48%         7.16%
-----------------------------------------------------------
  Class M                           7.38%         6.45%
-----------------------------------------------------------
  S&P 500 (reflects no
  deduction for fees, expenses,
  or taxes)                         28.67%        9.97%
-----------------------------------------------------------

*The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
**Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
***The fund commenced operations on 7/1/2002.
(1)On March 1, 2004, Class C shares were renamed Class C2 shares.
(DOLLAR SIGN ICON)

        FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
---------------------------------------------------------
---------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)

                                    CLASS OF SHARES
                               A      B      C2      M
---------------------------------------------------------
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)    5.50%  None   None     1.00%
Maximum deferred sales
charge (load)                 None(a) 5.00%* None    1.00%(b)
(as a percentage of purchase price or
redemption proceeds, whichever is lower)

* Purchases of Class B shares are subject to a declining contingent deferred sales charge if redeemed during the first 6 years of purchase (5% - 1st year; 4% - 2nd year; 3% - 3rd year; 2% - 4th year; and 1% - 5th & 6th years).

---------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


   % OF AVERAGE DAILY NET ASSETS     CLASS OF SHARES
                                A       B       C2      M
-----------------------------------------------------------
Management fees                1.30%   1.30%   1.30%   1.30%
Distribution and service
(12b-1) fees                   0.35%   1.00%   1.00%   0.90%
Other expenses (c)                 %       %       %       %
                                 --------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                 %       %       %       %
EXPENSE REDUCTION (D)           -0-     -0-     -0-     -0-
-----------------------------------------------------------
NET OPERATING EXPENSES             %       %       %       %
-----------------------------------------------------------


(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

(c) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/04.


(d) Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. through
    December 9, 2005, for expenses that exceed   %, excluding 12b-1 fees. ATFA
    is entitled to reimbursement by the fund of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating
    expenses are less than    %.



A $25 annual fee is imposed on accounts open for more than 2 years that are below a minimum balance. See page 8.

---------------------------------------------------------
---------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    A          $766    $1,215    $1,689     $2,993
    B*         $793    $1,198    $1,628     $3,070
    C2         $293    $  898    $1,528     $3,223
    M          $479    $  959    $1,564     $3,197
---------------------------------------------------

If the shares are not redeemed:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------
    A          $766    $1,215    $1,689     $2,993
    B*         $293    $  898    $1,528     $3,070
    C2         $293    $  898    $1,528     $3,223
    M          $380    $  959    $1,564     $3,197
---------------------------------------------------


*Examples for Class B shares assume conversion to Class A shares eight years after purchase.

THE GUARANTEE

The fund's adviser provides a guarantee against market declines of your investment as of a specific date, subject to various conditions described below. Specific terms of your investment in this fund are described in this Prospectus and in the Statement of Additional Information.

While the fund seeks to provide investors with the upside earnings potential available in rising equity markets, the Guarantee provides protection against a falling equity marketplace. ATFA, guarantees that if your account value at the Guarantee Maturity Date is less than the then current Guaranteed Amount at that date, this shortfall will be credited to your account to bring it up to the Guaranteed Amount as of that date. The Guarantee Period is the 5-year period ending on the Guarantee Maturity Date.

ATFA's guarantee to the fund's shareholders is supported financially by an agreement with an affiliated insurance company, which guarantees payment of ATFA's (or a successor investment adviser's) obligations to shareholders under the Guarantee. ATFA pays such insurance company a fee at the annual rate of 0.50% of the fund's average daily net value for this financial support. ATFA pays this fee out of its own assets.

THERE ARE CONDITIONS TO THIS GUARANTEE AND YOUR GUARANTEED AMOUNT CAN INCREASE OR DECREASE DUE TO CERTAIN EVENTS DESCRIBED BELOW.

The Guaranteed Amount is initially equal to the value of your account on the Investment Date. You must reinvest any fund dividends and distributions in additional fund shares since the cash distribution option is not available for this fund. The reinvestment of dividends and distributions will not increase your Guaranteed Amount. Please note that dividends and distributions will be treated as taxable to you even if reinvested in additional fund shares.

YOUR GUARANTEED AMOUNT IS REDUCED BY ANY REDEMPTIONS YOU MAKE FROM YOUR FUND ACCOUNT DURING A GUARANTEE PERIOD(S) AS WELL AS INSTANCES WHERE THE FUND INCURS EXTRAORDINARY CHARGES (WHICH INCLUDES LITIGATION AND OTHER EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF BUSINESS). PLEASE NOTE THAT THE GUARANTEED AMOUNT DOES NOT INCLUDE ANY FRONT-END SALES LOADS OR CDSC CHARGES THAT YOU INCUR.

The Guaranteed Amount can be increased under the Step-Up Election. If your account value is greater than the current Guaranteed Amount on the Step-Up Date, you may elect to "step-up" or "bank" this increased value. Currently, this election is available only once per year on the Step-Up Date, which is expected to be July 1 (or the next business day thereafter). If you make this election, you agree to start a new 5 year Guarantee Period ending on the new Guarantee Maturity Date (5 years after the Step-Up Date). The fund reserves the right to modify or terminate the Step-up at any time. As previously noted, the fund anticipates that the Step-Up Election will not be offered after July 1, 2004. (See the section of this prospectus entitled, "Step-Up," page 2.)

In summary, if you maintain your fund investment through the Guarantee Maturity Date and make no redemptions, you will be entitled to the value of your account on the Guarantee Maturity Date plus any shortfall between your account value and the then current Guaranteed Amount on that date less any fund expenses not covered by the Guarantee. Your applicable account value will be redeemed on the Guaranteed Maturity Date. You may elect to receive the redemption proceeds plus any shortfall or elect to invest the amounts in another TA IDEX fund. If you make no election, the amounts will be placed in your bank account or a check will be sent to your address of record depending upon the account features you have selected. The redemption on the Guaranteed Maturity Date or other date will result in a taxable event for shareholders.

EXAMPLE. Assume you submitted an application to purchase Class A shares of the fund during an Offering Period in the amount of $21,200. Your money was therefore invested in TA IDEX Transamerica Money Market Class A at the public offering price. After deducting the 5.50% sales load, $20,000 is your money market initial account value. Assume $70 in dividends is reinvested into your money market account up until the Investment Date; your money market account was worth $20,070 at the end of the Offering Period. This is your Guaranteed Amount that will be invested in your fund account as of the Investment Date.

Assume further that your account value has increased to $22,000 due to growth in your fund's price (market appreciation) as of the Step-Up Date in 2003. If you so elected, you may able to "step-up" your Guaranteed Amount to $22,000 (assuming no redemptions or extraordinary charges) upon proper notice to TA IDEX. Your Guarantee Period restarted to end 5 years after the Step-Up event (which would be July 1, 2008), and your Guaranteed Amount is now $22,000.

ALTHOUGH YOU MAY REDEEM some of your fund shares at current market value at any time, any such redemptions will reduce your Guaranteed Amount to which you are entitled as would any extraordinary charges. Fund dividends and distributions are required to be reinvested into your account. If you redeem all of your fund shares prior to the Guarantee Maturity Date, you are not entitled to any claim under this Guarantee. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a CDSC.

Your Guaranteed Amount will include each dividend and any distributions paid by the fund. Shareholders' Guaranteed Amounts will be reduced by any redemption from the fund and any extraordinary charges that the fund incurs. You may obtain your Guaranteed Amount by calling (888) 233-IDEX (4339).

EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In this section you will find a description of the risks of both principal and non-principal investments of the fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

(CHESSPIECE ICON)

        DIVERSIFICATION.


-As a fundamental policy, with respect to 75% of the total assets of a fund, the fund may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some funds, in other types of cash items.

-As a fundamental policy with respect to 75% of the total assets of a fund, the fund will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the fund's total assets.

(CHESSPIECE ICON)
        CONCENTRATION. The fund will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

(WARNING SIGN ICON)
        INVESTING IN COMMON STOCKS. Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.

(WARNING SIGN ICON)
        VOLATILITY. The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

-SELLING INDEX CALL OPTIONS. Selling call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option.

-PURCHASING INDEX PUT OPTIONS. The fund risks losing all or part of the cash paid for purchasing index put options.

-CLOSING OPTION TRANSACTIONS. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the fund's option strategies.

(WARNING SIGN ICON)
        PORTFOLIO TURNOVER. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. The fund does not expect its turnover rate will equal or exceed 100%.

(WARNING SIGN ICON)
        INVESTMENT STRATEGIES. The fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Trustees. The fund is not under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the fund to other risks and considerations, which are discussed in the fund's SAI.

(WARNING SIGN ICON)
        VARIOUS INVESTMENT TECHNIQUES. Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the fund's portfolio of investments and are not used for leverage. Use of such strategies may result in the fund manager's failure to achieve the fund's goals. Also, limiting losses in this manner may cap possible gains.

(WARNING SIGN ICON)
        TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes, the fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when the fund assumes a temporary defensive position it may not be able to achieve its investment objective.

(WARNING SIGN ICON)
        Unless expressly designated as fundamental, all policies and procedures of the fund may be changed by TA IDEX's Board of Trustees without shareholder approval. To the extent authorized by law, TA IDEX Protected Principal Stock reserves the right to cease operations entirely, at any time.

HOW THE IDEX FUNDS ARE MANAGED AND ORGANIZED

TA IDEX Mutual Funds is run by a Board of Trustees.


The assets of the fund are managed by an investment adviser, who in turn selects a sub-adviser, who has hired portfolio managers. All such advisers to the fund are supervised by the Board of Trustees. You can find information about the Trustees and officers of the Fund in the SAI.


AEGON/TRANSAMERICA FUND ADVISERS, INC. (ATFA), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser to the Fund.


The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of the fund, and is paid at the rates shown in the table below.


ATFA is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

AEGON/Transamerica Series Fund, Inc. (ATSF) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits the fund and ATFA subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for the fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

The Order was issued to ATSF and is applicable to all open-end management investment companies advised by the adviser, or a person controlling, controlled by, or under common control with the adviser. ATSF and TA IDEX are affiliates and both are advised by the same adviser, thus the Order includes both ATSF and TA IDEX.

Gateway Investment Advisers, L.P., located at 3805 Edwards Road, Rockwood Tower, Suite 600, Cincinnati, OH 45209, serves as sub-adviser for TA IDEX Protected Principal Stock.

                                 ADVISORY FEES

                                         IDEX
AVERAGE DAILY                          PROTECTED
NET ASSETS                          PRINCIPAL STOCK
---------------------------------------------------
First $100 million                       1.30%
---------------------------------------------------
over $100 million                        1.25%
---------------------------------------------------

Day-to-day management of the investments in the fund is the responsibility of the fund manager. The fund manager for the fund is:


PORTFOLIO MANAGER


J. PATRICK ROGERS, CFA, serves as manager of this fund. Mr. Rogers joined Gateway Investment Advisers, Inc., general partner of Gateway Investment Advisers, L.P., in 1989 and has been its president and a member of its board of directors since 1995. He has managed the portfolio of the Gateway Fund since 1997, having served as co-portfolio manager from 1994 through 1996. He has been manager of the Gateway VIT, and Cincinnati Funds since inception. In addition, he is president of the Gateway Variable Insurance Trust, and is president and a trustee of The Gateway Trust. Gateway has provided investment advisory services since 1977.

SHAREHOLDER INFORMATION

(QUESTION MARK ICON)

        SHARE TRANSACTIONS


Depending on privileges established on your account, you may sell or exchange shares in several ways. You may do so in writing, by phone request or you may access your account through the internet. You may make payments, or receive payment for your redemptions, via an electronic funds transfer or by check.

(QUESTION MARK ICON)

        HOW TO SELL SHARES


Your request to sell your shares and receive payment may be subject to:

-the privileges or features established on your account such as telephone transactions

-the type of account you have, and if there is more than one owner

-the dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with a signature guarantee

-a written request or signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. A signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee your signature. Notarization is not an acceptable substitute.

There are several ways to request redemption of your shares:

-in writing (by mail or fax)

-by internet access to your account(s) at www.idexfunds.com

-by telephone request using our touch-tone automated system, IDEX InTouch(SM), or by a person-to-person verbal request

The proceeds of your redemption may be paid by check, or by direct deposit to your bank account subject to any restrictions that may be applicable. Purchases will be held at AEGON/Transamerica Investor Services, Inc. ("ATIS") until your funds have cleared or up to 15 calendar days before they are eligible for redemption. Certain exceptions may apply.


Shares will normally be redeemed for cash, although the fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.


(QUESTION MARK ICON)

        HOW TO EXCHANGE SHARES


You can exchange shares from TA IDEX Protected Principal Stock to another TA IDEX fund subject to a minimum exchange amount of $500. However, you cannot exchange shares from another TA IDEX fund into TA IDEX Protected Principal Stock.

Any CDSC will be calculated from the date you bought your original shares. This means your new shares will be the same age as your old shares, so your sales charge will not increase because of the exchange.

Prior to making exchanges into another TA IDEX fund that you do not own, read the prospectus of that fund carefully. You can request share exchanges over the telephone unless you have declined the privilege on your application. You can also exchange shares of the same class automatically at regular intervals, from one fund to another.

SPECIAL SITUATIONS FOR EXCHANGING SHARES

-You may not exchange shares of the fund for Class T shares of TA IDEX Janus
 Growth.

-The Fund reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.


MARKET TIMING/EXCESSIVE TRADING



Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.



THE TA IDEX BOARD OF TRUSTEES HAVE APPROVED POLICIES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the funds reserve the right to determine less active trading to be "excessive" or related to market timing.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, implementation of the funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

(QUESTION MARK ICON)

        OTHER ACCOUNT INFORMATION


PRICING OF SHARES

The fund's price (NAV) is calculated on each day the New York Stock Exchange
(NYSE) is open for business.

The NAV of fund shares is not determined on days the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The NAV of each class is calculated by dividing its assets less liabilities by the number of its shares outstanding.

If the fund receives your order by regular closing time of the NYSE (usually 4 p.m. New York time), you will pay or receive that day's NAV plus any applicable sales charges. If later, it will be priced based on the next day's NAV. Share prices may change when the fund holds shares in companies traded on foreign exchanges that are open on days the NYSE is closed.

In determining NAV, the fund's portfolio investments are valued at market value. Investments for which quotations are not readily available are valued at fair value determined in good faith under the supervision of the Board of Trustees.

MINIMUM ACCOUNT BALANCE

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, the fund reserves the right to close such accounts. However, the fund will provide a 60-day notification to you prior to assessing a minimum account fee, or closing any account. The following describes the fees assessed to accounts with low balances:

No fees will be charged on:

-accounts opened within the preceding 24 months

-accounts owned by individuals which, when combined by social security number, have a balance of $5,000 or more

-----------------------------------------------------
ACCOUNT BALANCE                    FEE ASSESSMENT
-----------------------------------------------------
If your balance is below       $25 fee assessed every
$1,000                         year, until balance
                               reaches $1,000
-----------------------------------------------------

TELEPHONE TRANSACTIONS


TA IDEX and Transamerica Fund Services, Inc. (TFS) are not liable for complying with telephone instructions which are deemed by them to be genuine. TA IDEX and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where TA IDEX or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. TA IDEX has the right to modify the telephone redemption privilege at any time.



Telephone redemption with payment by check is not allowed within 10 days of a change of registration/ address. Call TFS Customer Service (1-888-233-IDEX
(4339)) or see the SAI for details. You may redeem up to $50,000 worth of shares by phone and get your money by direct deposit to a pre-authorized bank account. No fee is charged.


PROFESSIONAL FEES


Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by TFS. Your financial professional will answer any questions that you may have regarding such fees.


REDEMPTIONS TRANSACTIONS PAID BY BANK WIRE


In most cases, TA IDEX can send your redemption money via a federal funds bank wire. TA IDEX charges a $10 fee for this service, in addition to any fee your bank may charge. For more details, call TFS Customer Service (1-888-233-IDEX
(4339)) or see the SAI.


STATEMENTS AND REPORTS


Prior to any future step-up date that may be made available, the fund will notify you of the step-up date and of your option to elect a new Guaranteed Amount with a new five-year period. The fund will send you a confirmation statement after every transaction that affects your account balance or registration. Please review the confirmation statement carefully and promptly notify TFS in writing of any error or you will be deemed to have ratified the transaction as reported to you. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.


Financial reports for the fund, which include a list of the holdings, will be mailed twice a year to all shareholders.

A Historical Statement may be ordered for transactions of prior years. (QUESTION MARK ICON)

        DISTRIBUTIONS AND TAXES


The fund intends to elect and qualify as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the fund will not be subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.

TAXES ON DISTRIBUTIONS FROM THE FUND

The following summary does not apply to:

-qualified retirement accounts; or

-tax-exempt investors.

The fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If the fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from the fund. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the fund are generally taxed to individual taxpayers:

-Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

-Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

-A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

-Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result, distributions from funds that invest primarily in debt securities, such as money market funds and bond funds, will not generally qualify for the 15% rate.

DISTRIBUTIONS FROM TA IDEX PROTECTED PRINCIPAL STOCK

Distributions from the fund are required to be reinvested.

TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of the fund or exchange them for shares of another TA IDEX fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.

WITHHOLDING TAXES

The Fund will be required to withhold 28% of any reportable income payments made to a shareholder (which may include dividends, capital gain distributions, and share redemption proceeds) if the shareholder has not provided an accurate taxpayer identification number to the Fund in the manner required by IRS regulations.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, your financial professional should determine whether fund shares may be sold in your jurisdiction. Shareholders that are not U.S. persons under the Internal Revenue Code are subject to different tax rules. Dividends, capital gains and redemptions may be subject to non-resident alien withholding.

Additionally, a valid IRS W-8 form is required if you are not a U.S. citizen or resident alien. Documentary evidence may also be required if a U.S. address is indicated or if your permanent address is not the same as your mailing address. Please see the instructions on one of the new series of IRS W-8 forms.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from the fund. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in the fund.

          TO RECEIVE PAYMENT BY                              HOW TO REQUEST YOUR REDEMPTION
----------------------------------------------------------------------------------------------------------
 DIRECT DEPOSIT -- ACH                        Call TA IDEX Customer Service (1-888-233-IDEX (4339)) to
   (ONLY FOR ACCOUNTS THAT ARE NOT            verify that this feature is in place on your account.
   QUALIFIED RETIREMENT PLANS)                Maximum amount per day is the lesser of your balance or
   (MONEY BAG ICON)                           $50,000. Request an "ACH redemption" in writing, by phone
                                              (automated TFS InTouch(SM) system (1-888-233-IDEX (4339)) or person-to-person), or by internet access to your account.
                                              Payment should usually be received by your bank account 3-5 banking days after your request. TA IDEX does not charge for this payment option. Certain IRAs and Qualified Retirement
                                              Plans may not be eligible for ACH redemptions.
----------------------------------------------------------------------------------------------------------
 DIRECT DEPOSIT                               Call TA IDEX Customer Service (1-888-233-IDEX (4339)) to be
   (ELECTRONIC FUNDS TRANSFER-FEDERAL         sure this feature is in place on your account. Maximum
   FUNDS BANK WIRE)                           amount per day is the lesser of your available balance or
                                              $50,000 (with a minimum of $1,000). Request an "Expedited
   (MONEY BAG ICON)                           Wire Redemption" in writing, or by phone (person-to-person request). Payment should be received by your bank account
                                              the next banking day after your request. TA IDEX charges $10 for this service. Your bank may charge a fee as well.
----------------------------------------------------------------------------------------------------------
 CHECK TO THE ADDRESS OF RECORD               WRITTEN REQUEST:
                                              Send a letter requesting a withdrawal to the Fund and
   (CHECK ICON)                               include any share certificates you may have. Specify the
                                              fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: Transamerica Fund Services,
                                              Inc., P.O. Box 219945, Kansas City, MO 64121-9945.
                                              Attention: Redemptions. Be sure to include all account
                                              owners' signatures and any additional documents, as well as a signature guarantee(s) if required (see "How To Sell
                                              Shares").
                                              TELEPHONE OR INTERNET REQUEST:
                                              If your request is not required to be in writing (see "How
                                              To Sell Shares"), you may call TA IDEX Customer Service
                                              (1-888-233-IDEX (4339)) and make your request using the
                                              automated TFS InTouch(SM) system (1-888-233-IDEX (4339)), by person-to-person, or by accessing your account on the
                                              internet. Maximum amount per day is the lesser of your
                                              available balance or $50,000.
                                              For your protection, if an address change was made in the
                                              last 10 days, TFS requires a redemption request in writing, signed and signature guaranteed by all shareholders.
----------------------------------------------------------------------------------------------------------
 CHECK TO ANOTHER PARTY/ADDRESS               This request must be in writing, regardless of amount, with all account owners' signatures guaranteed. Mail to:
   (CHECK ICON)                               Transamerica Fund Services, Inc., P.O. Box 219945, Kansas
                                              City, MO 64121-9945. Attention: Redemptions.
----------------------------------------------------------------------------------------------------------
 BY EXCHANGE                                  You may request an exchange in writing, by phone (automated
                                              TFS InTouch(SM) system (1-888-233-IDEX (4339)) or
   (PHONE ICON)                               person-to-person), or by accessing your account through the internet.
----------------------------------------------------------------------------------------------------------

 THROUGH AN AUTHORIZED DEALER                 You may redeem your shares through an authorized dealer.
                                              (They may impose a service charge.) Contact your Registered
   (DEALER ICON)                              Representative or call TA IDEX Customer Service
                                              (1-888-233-IDEX (4339)) for assistance.
----------------------------------------------------------------------------------------------------------
 NOTE: Purchases must be held at TA IDEX for 15 calendar days before they are eligible for redemption.
       Certain exceptions may apply.
----------------------------------------------------------------------------------------------------------

               CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES

                                            AS A % OF
                                          DOLLAR AMOUNT
                                           (SUBJECT TO
         YEAR AFTER PURCHASING               CHANGE)
-------------------------------------------------------
    First                                       5%
    Second                                      5%
    Third                                       4%
    Fourth                                      4%
    Fifth                                       3%
    Sixth                                       0%
    Seventh and Later                           0%

* Exchanges from the fund to other TA IDEX funds will be subject to the normal CDSC schedule of the receiving fund.

CONTINGENT DEFERRED SALES CHARGE

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. To ensure that you pay the lowest CDSC possible, the Fund will always use the shares with the lowest CDSC to fill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

CLASS A SALES CHARGE REDUCTIONS

You can lower the sales charge percentage in four ways:

-Substantial investments receive lower sales charge rates.


-The "rights of accumulation" allows you, your spouse and minor children to include existing Class A shares (or Class T shares of TA IDEX Janus Growth) as part of your current investments for sales charge purposes. Breakpoints are derived from the daily NAV at the market close, and the current combined value at the time of the purchase.



-A "letter of intent" ("LOI") allows you, your spouse and minor children to count all Class A share investments in a TA IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges. Purchases made up to 90 days prior to establishing your LOI will be counted toward meeting the amount stated in your LOI, and the 13 month period will then begin on the date of your first purchase within the 90 day period. Purchases subject to a lower sales charge made after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. TA IDEX will reserve a portion of your shares to cover any additional sales charge that may apply if you do not purchase the amount stated in your LOI.



-By investing as part of a qualified group. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has agreed to include fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases. To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials. Please contact TA IDEX Customer Service (1-888-233-4339) for further information and assistance.


                        CLASS A SHARE QUANTITY DISCOUNTS

                               SALES CHARGE   SALES CHARGE
                                 AS % OF        AS % OF
                                 OFFERING        AMOUNT
     AMOUNT OF PURCHASE           PRICE         INVESTED
----------------------------------------------------------
Under $50,000                      5.50%          5.82%
$50,000 to under $100,000          4.75%          4.99%
$100,000 to under $250,000         3.50%          3.63%
$250,000 to under $500,000         2.75%          2.83%
$500,000 to under $1,000,000       2.00%          2.04%
$1,000,000 and over                0.00%          0.00%

(1) Combined with Class A shares of other TA IDEX funds.

WAIVERS OF SALES CHARGES

 WAIVER OF CLASS A SALES CHARGES

 Class A may be purchased without a sales charge by:


 - Current or former trustees, directors, officers, full-time employees or sales representatives (including immediate family members of the foregoing) of TA IDEX, ATFA, any of the sub-advisers or any of their affiliates or family members thereof.


 - directors, officers, full-time employees and sales representatives of dealers having a sales agreement with AFSG.

 - any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

 - "wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with the Fund or AFSG.

 Persons eligible to buy Class A shares at NAV may not impose a sales charge when they re-sell those shares.
 ---------------------------------------------------------

 WAIVER OF CLASS A, CLASS B AND CLASS M REDEMPTION CHARGES
 ---------------------------------------------------------

 You will not be assessed a sales charge for shares if you sell in the following situations

 - Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account.

 - Following the total disability of the shareholder (as determined by the Social Security Administration -- applies only to shares held at the time the disability is determined). Proof of death or disability will be required.

 - If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.
                                           YOU SHOULD CONSULT THE PROSPECTUS OF
                                          THE TA IDEX FUNDS IN WHICH YOU WISH TO
                                                 INVEST FOR MORE DETAILS.

------------------------------------------------------------------------------------------------------
    CLASS A SHARES -          CLASS B SHARES -         CLASS C2 SHARES -          CLASS M SHARES -
       FRONT LOAD                BACK LOAD                 LEVEL LOAD                LEVEL LOAD
------------------------------------------------------------------------------------------------------

- Initial sales charge    - No up-front sales       - No up-front sales       - Initial sales charge
  of 5.50%                charge                    charge                    of 1.00%
- Discounts of sales      - Deferred sales charge   - No deferred sales       - 12b-1 distribution and
  charge for larger       of 5.00% or less on       charge                      service fees of 0.90%
  investments (see Class    shares you sell within                              per year
  A Share Quantity          5 years (see deferred   - 12b-1 distribution and
  Discounts Table)          sales charge table        service fees of 1.00%   - Deferred sales charge
                            below)                                            of 1.00% if you sell
- 12b-1 distribution and                            - No conversion to Class    within 18 months of
  service fees of 0.35%   - 12b-1 distribution and  A shares; expenses do       purchase
                            service fees of 1.00%     not decrease
- Lower annual expenses                                                       - Automatic conversion
  than Class B, C or M    - Automatic conversion                              to Class A Shares after
  shares due to lower     to Class A shares after                               10 years, reducing
  12b-1 distribution and    8 years, reducing                                   future annual expenses
  service fees              future annual expenses
------------------------------------------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS



(QUESTION MARK ICON)
       (DOLLAR SIGN ICON)

               UNDERWRITING


               AGREEMENT


TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The fund pays AFSG or its agent fees for its services. Of the distribution and service fees it receives for Class A and B shares, AFSG or its agent reallows, or pays, to brokers or dealers who sold them, 0.25% of the average daily net assets of those shares. In the case of Class C or M shares, AFSG or its agent reallows its entire fee to those sellers.

(DOLLAR SIGN ICON)

        DISTRIBUTION PLANS


The Fund has adopted a 12b-1 Plan for each class of shares in each fund in the series.

DISTRIBUTION OF CLASS A SHARES. AFSG receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and reallows a portion of those fees to the sellers of the shares. AFSG also receives fees under a Rule 12b-1 Plan of Distribution. Under its Plan for Class A shares, the fund may pay AFSG a distribution and service fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares. However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

DISTRIBUTION OF CLASS B SHARES. For these shares, the fund may pay AFSG an annual distribution and service fee of up to 1.00%, which includes an annual service fee of 0.25%.

DISTRIBUTION OF CLASS C2 SHARES. For these shares, the fund may pay AFSG an annual distribution and service fee of up to 1.00%, which includes an annual service fee of 0.25%.

DISTRIBUTION OF CLASS M SHARES. The fees paid to AFSG for these shares may go as high as the Class B and C2 shares fees, but the total annual fee may not exceed 0.90% of the average daily net assets of the Class M shares of the fund.

THE EFFECT OF RULE 12B-1. Because the funds have 12b-1 Plans, even though Class B and C2 shares do not carry an up-front sales load, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A and M shares. For a complete description of the fund's 12b-1 Plans, see the SAI.

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

The Financial Highlights table is to help you to understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers, LLP, whose report, along with the fund's financial statements, is included in the 2003 Annual Report, which is available to you upon request.

                                     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
                                     -------------------------------------------------------
                                                            INVESTMENT OPERATIONS
                                     NET ASSET   -------------------------------------------
                         FOR THE      VALUE,          NET         NET REALIZED
                         PERIOD      BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL
                       ENDED(D)(G)   OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS
--------------------------------------------------------------------------------------------
Class A                10/31/2003     $10.01        $(0.04)          $0.92          $0.88
                       10/31/2002      10.00         (0.02)           0.03           0.01
--------------------------------------------------------------------------------------------
Class B                10/31/2003      10.01         (0.11)           0.99           0.88
                       10/31/2002      10.00         (0.04)           0.05           0.01
--------------------------------------------------------------------------------------------
Class C2               10/31/2003      10.01         (0.11)           0.99           0.88
                       10/31/2002      10.00         (0.04)           0.05           0.01
--------------------------------------------------------------------------------------------
Class M                10/31/2003      10.01         (0.10)           0.97           0.87
                       10/31/2002      10.00         (0.04)           0.05           0.01
--------------------------------------------------------------------------------------------

                     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
                       --------------------------------------------------
                                   DISTRIBUTIONS
                       -------------------------------------   NET ASSET
                        FROM NET    FROM NET                     VALUE,
                       INVESTMENT   REALIZED       TOTAL          END
                         INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
---------------------  --------------------------------------------------
Class A                  $   --      $(0.74)      $(0.74)        $10.15
                             --          --           --          10.01
------------------------------------------------------------------------------------
Class B                      --       (0.74)       (0.74)         10.15
                             --          --           --          10.01
--------------------------------------------------------------------------------------------
Class C2                     --       (0.74)       (0.74)         10.15
                             --          --           --          10.01
--------------------------------------------------------------------------------------------
Class M                      --       (0.74)       (0.74)         10.14
                             --          --           --          10.01
--------------------------------------------------------------------------------------------

                                                       RATIOS/SUPPLEMENTAL
                                  -------------------------------------------------------------
                                                            RATIO OF EXPENSES
                                              NET ASSETS,      TO AVERAGE       NET INVESTMENT
                      FOR THE                   END OF        NET ASSETS(A)      INCOME (LOSS)    PORTFOLIO
                       PERIOD       TOTAL       PERIOD      -----------------     TO AVERAGE       TURNOVER
                      ENDED(G)    RETURN(C)     (000'S)     NET(E)   TOTAL(F)    NET ASSETS(A)     RATE(B)
------------------------------------------------------------------------------------------------------------
Class A              10/31/2003     9.44%       $ 9,320      2.25%     2.25%         (0.46)%           3%
                     10/31/2002     0.10         10,381      2.25      2.62          (0.70)           14
------------------------------------------------------------------------------------------------------------
Class B              10/31/2003     9.44         46,709      2.90      2.90          (1.11)            3
                     10/31/2002     0.10         47,170      2.90      3,28          (1.35)           14
------------------------------------------------------------------------------------------------------------
Class C2             10/31/2003     9.44          7,041      2.90      2.90          (1.11)            3
                     10/31/2002     0.10          6,969      2.90      3.28          (1.35)           14
------------------------------------------------------------------------------------------------------------
Class M              10/31/2003     9.33          3,567      2.80      2.80          (1.01)            3
                     10/31/2002     0.10          4,076      2.80      3.18          (1.25)           14
------------------------------------------------------------------------------------------------------------

(a) Annualized.

(b)  Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) TA IDEX Protected Principal Stock commenced operations on July 1, 2002.

                            NOTICE OF PRIVACY POLICY



At Transamerica IDEX Mutual Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.



WHAT INFORMATION WE COLLECT AND FROM WHOM WE COLLECT IT



We may collect nonpublic personal information about you from the following sources:



- Information we receive from you on applications or other forms, such as your name, address and account number;



- Information we receive from you on applications or other forms, such as your account balance and purchase/ redemption history; and



- Information we receive from non-affiliated third parties, including consumer reporting agencies.



WHAT INFORMATION WE DISCLOSE AND TO WHOM WE DISCLOSE IT



We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.



OUR SECURITY PROCEDURES



We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.



If you have any questions about our privacy policy, please call 1-888-233-4339, Monday through Friday from 8 a.m. to 8 p.m. Eastern Time.



Note: This privacy policy applies only to customers that have a direct relationship with us or our wholly owned subsidiaries. If you own shares of a Transamerica IDEX Mutual Fund in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.



                    THIS PAGE IS NOT PART OF THE PROSPECTUS

                         TRANSAMERICA IDEX MUTUAL FUNDS

                        TA IDEX PROTECTED PRINCIPAL STOCK

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2005


                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)

The fund listed above is a series of Transamerica IDEX Mutual Funds ("TA IDEX"), an open-end management investment company that offers a selection of investment funds. TA IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The fund is diversified.


This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the fund's prospectus dated March 1, 2005, as it may be supplemented from time to time, which may be obtained free of charge by writing or calling TA IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the fund's operations and activities than that set forth in the prospectus. The fund's Annual Report to shareholders is incorporated by reference into this SAI.


THIS FUND IS CLOSED TO NEW INVESTMENTS.

ISF00065-3/03

                                TABLE OF CONTENTS


                                                                                                      PAGE
INVESTMENT OBJECTIVES..............................................................................
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES....................................................
   Investment Restrictions of IDEX Protected Principal Stock ......................................
OTHER POLICIES AND PRACTICES OF THE FUND ..........................................................
OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS .................................................
   Options on Securities and Indexes ..............................................................
   Options on Foreign Currencies ..................................................................
   Futures Contracts and Options thereon...........................................................
   Forward Contracts ..............................................................................
   Swaps and Swap-Related Products ................................................................
   Credit Default Swaps ...........................................................................
   Exchange-Traded Funds ("ETFs") .................................................................
   Euro Instruments ...............................................................................
   Special Investment Considerations and Risks ....................................................
   Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments ...
FOREIGN INVESTMENTS ...............................................................................
OTHER INVESTMENT COMPANIES ........................................................................
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES ...................................
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES ...............................................
MORTGAGE RELATED SECURITIES .......................................................................
LENDING OF FUND SECURITIES ........................................................................
ILLIQUID SECURITIES AND RESTRICTED/144A SECURITIES.................................................
MUNICIPAL OBLIGATIONS .............................................................................
      Municipal Bonds .............................................................................
      Municipal Notes .............................................................................
      Municipal Commercial Paper ..................................................................
      Variable Rate Obligations ...................................................................
      Municipal Lease Obligations .................................................................
LOAN PARTICIPATIONS ...............................................................................
EQUITY EQUIVALENTS ................................................................................
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS ......................................................
PASS-THROUGH SECURITIES ...........................................................................
HIGH-YIELD/HIGH-RISK BONDS ........................................................................
      Valuation Risks .............................................................................
      Liquidity Risks .............................................................................
WARRANTS AND RIGHTS ...............................................................................
U.S. GOVERNMENT SECURITIES ........................................................................
TEMPORARY DEFENSIVE POSITION ......................................................................
OTHER SECURITIES IN WHICH THE FUND MAY INVEST .....................................................
PORTFOLIO TURNOVER RATE ...........................................................................
DISCLOSURE OF PORTFOLIO HOLDINGS
INVESTMENT ADVISORY AND OTHER SERVICES ............................................................
DISTRIBUTOR .......................................................................................
ADMINISTRATIVE SERVICES ...........................................................................
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES ....................................................
FUND TRANSACTIONS AND BROKERAGE ...................................................................
TRUSTEES AND OFFICERS .............................................................................
PURCHASE OF SHARES ................................................................................
DEALER REALLOWANCES ...............................................................................
DISTRIBUTION PLANS ................................................................................
DISTRIBUTION FEES .................................................................................
NET ASSET VALUE DETERMINATION .....................................................................
DIVIDENDS AND OTHER DISTRIBUTIONS .................................................................
SHAREHOLDER ACCOUNTS ..............................................................................

RETIREMENT PLANS ..................................................................................
REDEMPTION OF SHARES ..............................................................................
TAXES .............................................................................................
PRINCIPAL SHAREHOLDERS ............................................................................
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ..........................................................
   CODE OF ETHICS .................................................................................
   PROXY VOTING POLICIES AND PROCEDURES............................................................
PERFORMANCE INFORMATION ...........................................................................
FINANCIAL STATEMENTS ..............................................................................

                              INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of the fund, the principal types of securities in which the fund will invest, and the policies and practices of the fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that the fund will, in fact, achieve its objective. The fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of the fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES


As indicated in the prospectus, the fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy.


INVESTMENT RESTRICTIONS OF TA IDEX PROTECTED PRINCIPAL STOCK

TA IDEX Protected Principal Stock may not, as a matter of fundamental policy:

1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940
      Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of any one issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


3.    Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or bank borrowing.


4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

5. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).


6. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act), in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.


7. Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities).

9. Make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

      Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of TA IDEX without shareholder approval:

(A) The fund may not invest in companies for the purpose of exercising control or management.

(B) The fund may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box or taking short positions in index call options."


(C) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.



(D) The fund may not mortgage, pledge hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 331/3% of the fund's total assets at the time of borrowing or investment.


                    OTHER POLICIES AND PRACTICES OF THE FUNDS

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in the fund's investment restrictions and policies.


OPTIONS ON SECURITIES AND INDICES. In an effort to increase current income and to reduce fluctuations in net asset value, the fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. The fund also may write call options that are not covered for cross-hedging purposes. The fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on the fund's writing and buying of options on securities.


A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if the fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, the fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, the fund will forego the potential benefit represented by market appreciation over the exercise price.

When the fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain

(or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for the fund. This premium income will serve to enhance the fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

Once the decision to write a call option has been made, the fund's investment adviser or sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

Where the fund may purchase put options, the fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, the fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. The fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. The fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, the fund may buy put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the fund could sustain losses on transactions in foreign currency options that would require the fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

The fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The fund may write covered call options on foreign currencies. A call option written on a foreign currency by the fund is "covered" if the fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

The fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. The fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The fund may use futures contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which the fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give the fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.


If the notional value of the fund's non-hedge contracts exceeds 100% of its total assets, the fund will not purchase or sell a futures contract unless immediately following such sale or purchase the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of the net assets. If the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes exceeds 5% of its net assets, the notional value of a fund's non-hedge contracts will not exceed 100% of the liquidation value of the fund's portfolio securities. Futures transactions will be limited to the extent necessary to maintain the qualification of the fund as a regulated investment company.


The fund also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.


Futures transactions involve brokerage costs and require the fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that the fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

The fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. The fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). The fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.


By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The fund may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.


It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for the fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If the fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


While forward currency contracts are not currently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event, the fund's ability to utilize forward currency contracts may be restricted. In addition, the fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.


SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, the fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. The fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. The fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

The fund does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

The fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If the fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by the fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as the fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The fund's sub-adviser may use these opportunities to the extent they are consistent with the fund's investment objective and as are permitted by the fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

EURO INSTRUMENTS. The fund may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. The fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, the fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.


Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the fund as: the possible loss of the entire premium paid for an option bought by the fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the fund will be able to use those instruments effectively for their intended purposes.



In connection with certain of its hedging transactions, the fund must segregate assets with the fund's custodian bank to ensure that the fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of the fund's assets could impede implementation of the fund's investment policies or its ability to meet redemption requests or other current obligations.


ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC.

To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.


Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS

The fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"). Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund investing in foreign markets is uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to the fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund's assets. The value of the assets of the fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although the fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, the fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

OTHER INVESTMENT COMPANIES

The fund may invest in securities issued by other investment companies as permitted under the 1940 Act. The fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.


EXCHANGE-TRADED FUNDS ("ETFS"). Subject to limitations under the 1940 Act, the fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. The fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund.



WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES


Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. The fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by the fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. The fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to its investment restrictions, the fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), the fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years the fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

MORTGAGE-RELATED SECURITIES

The fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that the fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the fund will receive when these amounts are reinvested.


There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

LENDING OF FUND SECURITIES

The fund, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The fund must receive 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender any dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the fund, it could experience delays in recovering its securities and possible capital losses. The fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines established by the Board of Trustees.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, the fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by the fund could, however, adversely affect the marketability of such portfolio security and the fund might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Trustees has authorized the fund's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the fund's sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

The fund may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the sub-adviser believes that this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

LOANS

The fund may invest in certain commercial loans generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. The fund's investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.


When the fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.



Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.


EQUITY EQUIVALENTS

In addition to investing in common stocks, the fund may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. The fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the fund might invest.

REPURCHASE AND REVERSE REPURCHASE  AGREEMENTS

Subject to its investment restrictions, the fund may enter into repurchase and reverse repurchase agreements. Reverse repurchase agreements are also subject to the applicable restrictions regarding senior securities. In a repurchase agreement, the fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. The fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is the policy of the fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees. In addition, the fund currently intends to invest primarily in repurchase agreements collateralized by cash, U.S. government securities, or money market instruments whose value equals at least 100% of the repurchase price, marked-to-market daily.

In a reverse repurchase agreement, the fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will segregate with its custodian cash and appropriate liquid assets with the fund's custodian to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties the investment sub-adviser for the fund deems creditworthy and that have been reviewed by the Board of Trustees.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.


Reverse repurchase agreements may expose the fund to greater fluctuations in the value of its assets.


PASS-THROUGH SECURITIES


The fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the fund.


HIGH YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.


VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund, if owning such bonds, would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. The fund, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.


The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.


Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by the fund; (iii) the new asset value of the fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.


WARRANTS AND RIGHTS

Subject to its investment restrictions, the fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES


Examples of the types of U.S. government securities that the fund may hold include, in addition to those described in the prospectus, direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.


TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, the fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when the fund assumes a temporary defensive position it may not be able to achieve its investment objective.

OTHER SECURITIES IN WHICH THE FUND MAY INVEST

CORPORATE DEBT SECURITIES. The fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.


INTERNATIONAL AGENCY OBLIGATIONS. The fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.


BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, the fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE OR FLOATING RATE SECURITIES. Subject to its investment restrictions, the fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.


PREFERRED STOCKS. Subject to the fund's investment restrictions, the fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.


CONVERTIBLE SECURITIES. Subject to its investment restrictions, the fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, the fund may invest in common stocks. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE


Changes may be made in the fund's portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and the fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for the fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to the fund, including brokerage commissions, and may have adverse tax consequences



The portfolio turnover rate for the fund is calculated by dividing the lesser of the fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.



DISCLOSURE OF PORTFOLIO HOLDINGS



It is the policy of the fund to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about the Fund's portfolio holdings. The fund's service providers are required to comply with this policy. No information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the fund's policies.



The fund, or its duly authorized service providers, may publicly disclose holdings of the fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the fund's completed purchases and sales may only be made available after the public disclosure of the fund's portfolio holdings.



The fund publishes top ten portfolio holdings on a quarterly basis on their website at www.idexfunds.com 30 days after the end of each calendar quarter. Such information remains online for 6 months. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the fund. The fund may then forward the information to investors and consultants requesting it.



There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the fund by these services and departments, the fund may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the fund before the portfolio holdings or results of the analysis become public information; and
(ii) the recipient
signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the fund nor its service providers receive any compensation from such services and departments. Subject to such departures as the Administrator's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the fund (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.



The Board and an appropriate officer of the Administrator's compliance department or the Fund's Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the fund's policies and procedures on disclosure of portfolio holdings.


                     INVESTMENT ADVISORY AND OTHER SERVICES

TA IDEX has entered into a Management and Investment Advisory Agreement ("Advisory Agreement") on behalf of the fund with AEGON Transamerica Fund Advisers, Inc. ("ATFA"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA supervises the fund's investments and conducts its investment program.


ATFA is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.


INVESTMENT ADVISER COMPENSATION

ATFA receives annual compensation from the fund as follows:

               Fund                 Percentage of Average Daily Net Assets
---------------------------------   --------------------------------------
TA IDEX Protected Principal Stock       1.30% of the first $100 million
                                        1.25% in excess of $100 million

ADVISORY AGREEMENT

The duties and responsibilities of the investment adviser are specified in the Advisory Agreement. The Advisory Agreement provides that ATFA will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers, and (iii) be responsible for the administration of the fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, ATFA or by a vote of shareholders of the fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.


In connection with its deliberations relating to the approval of the Advisory Agreement and the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered information that had been provided by ATFA and the sub-adviser to the fund that engages them. In considering the Advisory Agreement and Sub-Advisory Agreement, the Board of Trustees considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Trustees in reviewing the Advisory Agreement included, but were not limited to, the following: (1) the nature, extent, and quality of the services to be provided by the investment adviser;
(2) the investment performance of the fund and the investment adviser; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and
(5) whether fee levels reflect these economies of scale for the benefit of fund investors.

The Advisory Agreement also provides that ATFA shall not be liable to the fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of ATFA in the performance of its duties thereunder.

The Advisory Agreement became effective as follows:

               FUND                  EFFECTIVE DATE
---------------------------------    --------------
TA IDEX Protected Principal Stock     March 1, 2002


The fund pays its allocable share of the fees and expenses of the fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the fund or ATFA, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the fund's permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.


EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with TA IDEX on behalf of the fund, pursuant to which ATFA has agreed to reimburse the fund or waive fees, or both, whenever, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund's average daily net assets. That percentage is 1.90%.

TA IDEX, on behalf of the fund, will at a later date reimburse ATFA for operation expenses previously paid on behalf of such fund during the previous 36 months, but only if, after such reimbursement, the fund's expense ratio does not exceed the expense cap. The agreement has an initial term from April 30, 2001, and continues automatically for one-year terms unless ATFA provides written notice to TA IDEX at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by TA IDEX, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

ADVISOR FEES


For the years ended October 31, 2004 and October 31, 2003, the fund paid $_________ and $868,445, respectively, in advisory fees after reimbursement (advisory fee reimbursements were $8,511).


THE INVESTMENT ADVISER'S GUARANTEE

As part of the ATFA's guaranteed investment strategy, ATFA will provide a guarantee to fund shareholders as described in the fund's prospectus. The Guarantee to a shareholder who invests in the fund is that the shareholder will be entitled to receive a Guaranteed Amount five years after the Investment Date, which amount will be no less than the value of that shareholder's account on said Investment Date, less extraordinary charges (such as litigation expenses and other expenses not incurred in the ordinary course of the fund's business), provided that shareholders have reinvested all dividends and distributions in additional shares and have redeemed no shares.

As a swap of the guarantee risk, ATFA may enter into agreements with affiliated and unaffiliated counterparties, subject to approval by the Board of Trustees. Such agreements will obligate the counterparties to make payments to ATFA of any amounts that ATFA is obligated to pay to shareholders, pursuant to the Guarantee. ATFA has undertaken not to terminate the Investment Advisory Agreement with the fund so long as there are shareholders with amounts subject to the Guarantee remaining in the fund.


In the unlikely event that the fund, its Board of Trustees, or the fund's shareholders were to terminate ATFA's Investment Advisory Agreement with the fund, ATFA will remain obligated to make payments under the Guarantee to any fund shareholder with amounts subject to the Guarantee until the fund liquidates or retains a new investment adviser that agrees to assume responsibility for the Guarantee. If the new investment adviser not only agrees to assume responsibility for the Guarantee but also agrees to compensate Peoples Benefit Life Insurance Company ("PBL") accordingly, PBL has agreed that ATFA is permitted to assign that swap agreement to the new adviser. In that event, PBL would then make payments to the new adviser in the same manner that PBL is obligated to make payments to ATFA. It is not expected that a change to a new investment adviser would result in any increase in investment advisory fees. If, however, an increase were to be proposed, that fee increase would, of course, be submitted to fund shareholders for prior approval.

SUB-ADVISERS


Gateway Investment Advisers, L.P. ("Gateway"), 3805 Edwards Road, Suite 600, Cincinnati, OH 45209, serves as sub-adviser to the fund pursuant to the sub-advisory agreement with ATFA. The sub-adviser may also serve as a sub-adviser to certain portfolios of AEGON/Transamerica Series Fund, Inc., a registered investment company. Gateway may be referred to herein as the "sub-adviser."


                 Fund              Sub-Adviser           Sub-Advisory Fee
---------------------------------  -----------  ---------------------------------
TA IDEX Protected Principal Stock   Gateway     0.40% of the first $100 million of
                                                average daily net assets;
                                                0.375% of average daily net assets
                                                in excess of $100 million, less
                                                50% of excess expenses


For the years ended October 31, 2004 and October 31, 2003, the fund paid $_______ and $265,380, respectively, in sub-advisory fees (net of reimbursements).


The sub-adviser also serves as investment adviser or sub-adviser to other funds and/or private accounts which may have investment objectives identical or similar to that of the fund. Securities frequently meet the investment objectives of this fund, the other funds and the private accounts. In such cases, the sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by the fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which the fund or account presently has in a particular industry.


It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one fund or private account served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the fund or the amount of securities that may be purchased or sold by the fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.


BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS


The Advisory Agreement, and Sub-Advisory agreement between ATFA and the sub-adviser, were last approved by the Board of Trustees (including a majority of trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party ("Independent Trustees")) at meetings held on October 5 and 6, 2004.


In connection with its deliberations relating to the approval of the Advisory Agreement and the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered information that had been provided by ATFA and the sub-adviser to the fund. In considering the Advisory Agreement and Sub-Advisory Agreements, the Board of Trustees considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Trustees in reviewing the Advisory Agreement included, but were not limited to, the following: (1) the performance of the fund compared to performance of a peer group of funds; (2) the nature and quality of the services provided by ATFA to the fund; (3) the fairness of the compensation under the Advisory Agreement in light of the services provided to the fund; (4) the profitability to ATFA from the Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ATFA, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure to support the fund's operations; (6) the expenses borne by the fund and a comparison of the fund's fees and expenses to those of a peer group of funds; and (7) ATFA's compliance capabilities and efforts on behalf of the fund.


In considering the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling. However, the Independent Trustees indicated that, generally, they initially scrutinized the performance of the fund, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the fees paid by the fund. If the fund had relatively poor performance in relation to a peer group of funds, the Independent Trustee considered the reasons given by management and the actions undertaken, or contemplated, by management to improve such performance.

The factors considered by the Board of Trustees in reviewing the Sub-Advisory Agreement included, but were not limited to, the following: (1) the performance of the fund; (2) the nature and quality of the services provided by the sub-adviser; (3) the fairness of the compensation under the Sub-Advisory Agreement in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of the sub-adviser; and (5) the costs for the services of the sub-adviser. The Board of Trustees also considered the advisory fee retained by ATFA for its services to a sub-advised fund.

In reviewing the terms of the Advisory Agreement and the Sub-Advisory Agreement and in discussions with the Investment Adviser concerning the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustee were represented by independent legal counsel. Based upon its review, the Board of Trustees determined that the Advisory Agreement and the Sub-Advisory Agreement are in the best interests of the fund and its shareholders and that the Advisory and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees, including the unanimous vote of the Independent Trustees, approved the Advisory Agreement and Sub-Advisory Agreement.

                                   DISTRIBUTOR

Effective March 1, 2001, IDEX entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of the shares of the fund. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in the prospectus.


For the periods ended October 31, 2004 and 2003, underwriting commissions are as follows:


                            UNDERWRITING COMMISSIONS


                                    COMMISSIONS RECEIVED  COMMISSIONS RETAINED
                                    --------------------  --------------------
               FUND                 2004            2003  2004            2003
---------------------------------   ----            ----  ----            ----
TA IDEX Protected Principal Stock                    --                    --



                                   NET UNDERWRITING  COMPENSATION ON
                                     DISCOUNTS AND   REDEMPTIONS AND   BROKERAGE
                                      COMMISSIONS      REPURCHASES    COMMISSIONS  OTHER COMPENSATION
                                   ----------------  ---------------  -----------  ------------------
            FUND                   2004        2003  2004     2003    2004   2003  2004        2003
---------------------------------  ----        ----  ----   --------  ----   ----  ----      --------
TA IDEX Protected Principal Stock               --          $182,320          --             $453,336


                             ADMINISTRATIVE SERVICES


ATFA is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all officers and of those trustees who are affiliated with ATFA. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of the fund and the preparation and filing of the fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. TA IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with AEGON/Transamerica Fund Services, Inc. ("ATFS") on behalf of the fund. Under the Administrative Agreement, ATFS carries out and supervises all of the administrative functions of the fund and incurs expenses payable by TA IDEX related to such functions. Prior to July 1, 2002, AFSG provided administrative services to TA IDEX.


The administrative duties of ATFS with respect to the fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of the fund; authorizing expenditures and approving bills for payment on behalf of the fund; and providing executive, clerical and secretarial help needed to carry out its duties.


For the years ended October 31, 2004 and October 31, 2003, the fund paid $________ and $37,575, respectively, in administrative fees.


                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES


Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is custodian for TA IDEX. The custodian is not responsible for any of the investment policies or decisions of the fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the fund.



Transamerica Fund Services, Inc. ("TFS"), P. O. Box 9015, Clearwater, Florida 33758-9015, is the transfer agent for the fund, withholding agent and dividend disbursing agent. TFS is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of ATFA. The fund pays the transfer agent an annual per-account charge of $1.63 for each of its shareholder accounts in existence, $15.39 for each new account opened and $2.73 for each closed account.



IBT is a provider of data processing and recordkeeping services for TA IDEX. The fund may use another affiliate of IBT as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.") There were no brokerage credits received for the period ended October 31, 2004.


                              TRANSFER AGENCY FEES


For the years ended October 31. 2004 and October 31, 2003, the fund paid $________ and $113,575, respectively, in transfer agency fees and expenses.


                         FUND TRANSACTIONS AND BROKERAGE


Decisions as to the assignment of fund business for the fund and negotiation of commission rates are made by the fund's sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all fund transactions. The Investment Advisory Agreement and Sub-Advisory Agreement for the fund specifically provide that in placing portfolio transactions for the fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the "1934 Act").


In selecting brokers and dealers and in negotiating commissions, the fund's sub-adviser may consider a number of factors, including but not limited to:

      The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

      The nature of the security being traded;

      The size and type of the transaction;

      The nature and character of the markets for the security to be purchased or sold;

      The desired timing of the trade;

      The activity existing and expected in the market for the particular security;

      The quality of the execution, clearance and settlement services;

      Financial stability;

      The existence of actual or apparent operational problems of any broker or dealer; and

      Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

      Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

      Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

      Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

      Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the fund's sub-adviser provide research and other services described above.

The sub-adviser may use research products and services in servicing other accounts in addition to the fund. If the sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that the sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for the sub-adviser.

When the fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

The sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of ATFA, AFSG or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. The sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, The Board of Trustees of TA IDEX will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.


As of October 31, 2004, TA IDEX Protected Principal Stock owned $_________ (in thousands) of the common stock of Goldman Sachs Group, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the fund during the fiscal year ended October 31, 2004.



As of October 31, 2004, TA IDEX Protected Principal Stock owned $_________ (in thousands) of the common stock of Lehman Brothers Holdings, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the fund during the fiscal year ended October 31, 2004.



As of October 31, 2004, TA IDEX Protected Principal Stock owned $________ (in thousands) of the common stock of Merrill Lynch & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the fund during the fiscal year ended October 31, 2004.



As of October 31, 2004, TA IDEX Protected Principal Stock owned $________ (in thousands) of the common stock of Morgan Stanley, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the fund during the fiscal year ended October 31, 2004.



As of October 31, 2004, TA IDEX Protected Principal Stock owned $_________ (in thousands) of the common stock of Prudential Financial, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Protected Principal Stock owned $_________ (in thousands) of the common stock of The Bear Stearns Companies, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from the fund during the fiscal year ended October 31, 2004.


DIRECTED BROKERAGE


The sub-adviser to the fund, to the extent consistent with the best execution and with ATFA's usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund.



Under the Directed Brokerage Program, the commissions paid by the fund shall be applied to the payment only of expenses that would otherwise be borne by the fund paying the commission. In no event will commissions paid by the fund be used to pay expenses that would otherwise be borne by any other fund in the fund complex, or by any other party. In the case of any fund that is the subject of a contractual expense reduction arrangement with ATFA (or a comparable agreement with any "affiliate" of ATFA or the Fund, as such term is defined in the 1940
Act) pursuant to which ATFA (or affiliate) has agreed to waive amounts otherwise payable by the fund to ATFA (or affiliate), any amount of commissions used to pay the fund's operating expenses shall not reduce the amounts of expenses borne by ATFA (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the fund to a lower level than the fund would have borne after giving full effect to the expense reduction arrangement.



                              BROKERAGE COMMISSIONS
                 FOR THE PERIODS ENDED OCTOBER 31, 2004 AND 2003


                        TA IDEX PROTECTED PRINCIPAL STOCK


                                                            2004         2003
                                                            ----       -------
BROKERAGE COMMISSIONS PAID (INCLUDING AFFILIATED BROKERAGE)            $70,856
AFFILIATED BROKERAGE PAID                                              $     0



                              TRUSTEES AND OFFICERS



The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of Transamerica IDEX by its officers. The Board also reviews the management of each fund's assets by the investment adviser and its respective sub-adviser. The Fund Complex currently consists of Transamerica IDEX, ATSF, and Transamerica Income Shares, Inc. ("TIS), and consists of 85 funds/portfolios.


Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified; or (2) a Trustee resigns, or his or her term as a Trustee is terminated in accordance with the fund's by-laws. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.

                                                                                    NUMBER OF
                                      LENGTH OF                                     FUNDS IN
                                        TIME          PRINCIPAL OCCUPATION(s)        COMPLEX       OTHER
  NAME, ADDRESS AND AGE    POSITION     SERVED           DURING PAST 5 YEARS        OVERSEEN*   DIRECTORSHIPS
-------------------------  ---------  ---------  ---------------------------------  ---------  ---------------
TRUSTEES

Peter R. Brown             Chairman,  1986-      Chairman & Director,                  85      N/A
11180 6th Street East      Trustee    present    AEGON/Transamerica Series Fund,
Treasure Island, FL 33706                        Inc. (ATSF) (1986-present), and
(DOB 5/10/28)                                    Transamerica Income Shares, Inc.
                                                 (TIS) (2002-present); Chairman
                                                 of the Board, Peter Brown
                                                 Construction Company
                                                 (1963-2000); Rear Admiral
                                                 (Ret.) U.S. Navy Reserve, Civil
                                                 Engineer Corps

Daniel Calabria            Trustee    1996 -     Director, ATSF(2001-present) and      84      Florida Tax
7068 S. Shore Drive S.                present    TIS (2002-present); Trustee                   Free Funds
South Pasadena, FL 33707                         (1993-present) & President
(DOB 3/05/36)                                    (1993-1995), Florida Tax Free
                                                 Funds

Janice B. Case             Trustee    I2002-     Director, ATSF (2001-present)         84      Central Vermont
205 Palm Island NW                    present    and TIS (2002-present); Director,             Public Service
Clearwater, Florida 33767                        Central Vermont Public Service                Co.; Western
(DOB 9/27/52)                                    Co. (Audit Committee); Director,              Electricity
                                                 Western Electricity Coordinating              Coordinating
                                                 Council (Chairman, Human                      Council
                                                 Resources and Compensation
                                                 Committee); Senior Vice President
                                                 (1996-2000), Florida Power
                                                 Corporation

Charles C. Harris          Trustee    1994 -     Director, ATSF(1986-present) and      84      N/A
2840 West Bay Drive                   present    TIS (2002-present)
#215
Belleair Bluffs, FL 33770
(DOB 1/15/30)

Leo J. Hill                Trustee    2002-      Director, ATSF (2002-present) and     84      N/A
2201 N. Main St.                      present     TIS (2002-present); Owner &
Gainesville, Florida 32609                        President, Prestige Automotive
(DOB 3/27/56)                                     Group (2001 - present)

Russell A. Kimball, Jr.    Trustee    2002 -     Director, ATSF (1986-present) and     84      N/A
1160 Gulf Boulevard                   present    TIS (2002-present); General
Clearwater Beach, FL 34630                       Manager, Sheraton Sand Key
(DOB 8/17/44)                                    Resort (1975 - present)

William W. Short, Jr.      Trustee    1986-      Director, ATSF (2000-present) and     84      N/A
7882 Lantana Creek Road               present    TIS (2002-present); Retired CEO
Largo, FL 33777                                  and Chairman of the Board, Shorts,
(DOB 2/25/36)                                    Inc.

Jack E. Zimmerman          Trustee    1986-      Retired Director, Regional            39      N/A
6778 Rosezita Lane                    present    Marketing of Marietta Corporation
Dayton, OH 45459                                 & Director of Strategic Planning,
(DOB 2/3/28)                                     Martin Marietta Baltimore
                                                 Aerospace.


INTERESTED TRUSTEES:+


                                                                                    NUMBER OF
                                      LENGTH OF                                     FUNDS IN
                                        TIME          PRINCIPAL OCCUPATION(s)        COMPLEX       OTHER
  NAME, ADDRESS AND AGE    POSITION     SERVED           DURING PAST 5 YEARS        OVERSEEN*   DIRECTORSHIPS
-------------------------  ---------  ---------  ---------------------------------  ---------  ---------------
Thomas P. O'Neill          Trustee    2003-      President, AEGON Financial            85      N/A
1111 North Charles Street             present    Services Group, Inc., Financial
Baltimore, MD 21201-5574                         Institution Division; Director,
(DOB 3/11/58)                                    ATSF,

                                                                                   NUMBER OF
                                        LENGTH OF                                  FUNDS IN
                                          TIME        PRINCIPAL OCCUPATION(s)       COMPLEX       OTHER
  NAME, ADDRESS AND AGE      POSITION    SERVED         DURING PAST 5 YEARS        OVERSEEN*   DIRECTORSHIPS
-------------------------  -----------  ---------  ------------------------------  ---------  ---------------
                                                   and TIS (2003-present);
                                                   Director, National Aquarium of
                                                   Baltimore

Brian C. Scott             Trustee,     2002-      Director, President and CEO,       85      N/A
4333 Edgewood Rd. NE       President    present    ATSF; Director, President &
Cedar Rapids, IA 52499     and CEO                 CEO, Endeavor Management Co.
(DOB 9/29/43)                                      (2001-2002) Director,
                                                   President & CEO, TIS;
                                                   President & Director, TIF;
                                                   Manager, Transamerica
                                                   Investment Management, LLC
                                                   (TIM); President, Director &
                                                   CEO, ATFA, ATIS &
                                                   ATFSTransamerica Fund
                                                   Services , Inc. (TFS); CEO,
                                                   Transamerica Investors, Inc.
                                                   (TII);

OFFICERS*:

John K. Carter             Senior       From 1999  General Counsel, Sr. Vice President & Secretary &
(DOB 4/24/61)              Vice         to present Chief Compliance Officer, ATSF & TIS; Vice President
                           President,              & Senior Counsel, Western Reserve Life Assurance Co.
                           Chief                   of Ohio (WRL); Director, General Counsel, Sr. Vice
                           Compliance              President & Secretary, ATFA, & TFS; Chief Compliance
                           Officer;                Officer, ATFA; Vice President, AFSG; Vice President,
                           General                 TIM; Vice President & Counsel (1997-1999), Salomon
                           Counsel &               Smith Barney
                           Secretary

Kim D. Day                 Senior       From 2002  Vice President, Treasurer & Principal Financial
(DOB 8/2/55)               Vice         - present  Officer, ATSF & TIS; Sr. Vice President & Treasurer,
                           President,              TFS, & ATFA; Asst. Vice President, WRL; Vice
                           Treasurer               President, TIM
                           & Principal
                           Financial
                           Officer


COMMITTEES OF THE BOARD


The Trustees are responsible for major decisions relating to the fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has eight standing committees that each perform specialized functions: an Audit, Nominating, Valuation, Valuation Oversight, Governance, Contract Renewal, Compensation and Proxy Voting Committees.



                                                                                                                    NUMBER OF
                                                                                                                    MEETINGS
                                                                                                                   HELD DURING
                                                                                                                      LAST
    COMMITTEE                                  FUNCTIONS                                      MEMBERS              FISCAL YEAR
---------------------  -----------------------------------------------------------  -----------------------------  -----------
AUDIT                  Review the financial reporting process, the system of        Peter Brown, Chairman; Daniel      4
                       internal control, the audit process, and the fund's process  Calabria, Janice Case;
                       for monitoring compliance with investment restrictions and   Charles Harris; & William
                       applicable laws and the fund's Code of Ethics.               Short, Jr.

NOMINATING             The Nominating Committee does not operate under a written    Peter Brown, Chairman; Daniel      2
                       charter. The Nominating Committee nominates and evaluates    Calabria; Charles Harris; &
                       Independent Trustee candidates. The Nominating Committee     William Short, Jr.
                       meets periodically, as

                       necessary, and met twice during TA IDEX's most recently completed fiscal year. While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating
                       Committee may consider nominations from shareholders of the Fund. Shareholders may submit for the Nominating
                       Committee's consideration, recommendations regarding potential nominees for service on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

                       In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee:
                       the nominee must satisfy all qualifications provided in TA IDEX's organizational documents, including qualification as a possible Independent Director/Trustee if the nominee is to serve in that capacity; the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group; neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group; neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group; the nominee may not be an executive officer, director/trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group;
                       the nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by
                       Section 2(a)(19) of the 1940 Act); and a shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee.

                       In addition, in order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election

                       (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination); in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote, (b) shared power to vote or direct the vote, (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two years).

                       In assessing the qualifications of a potential candidate for membership on the Board, the Nominating Committee may
                       consider the candidate's potential contribution to the
                       operation of the Board and its committees, and such other
                       factors as it may deem relevant.

COMPENSATION           Reviews compensation arrangements for each Trustee             Janice Case; Charles Harris,       0
                                                                                      Co-Chairs; Peter Brown;
                                                                                      Daniel Calabria; Russell
                                                                                      Kimball;; Leo Hill; William
                                                                                      Short, Jr.; & Jack Zimmerman

VALUATION OVERSIGHT    Oversee the process by which the fund calculates its net       Leo Hill, Chairman; Charles        0
                       asset value to verify consistency with the fund's valuation    Harris; Leo Hill
                       policies and procedures, industry guidance, interpretative positions issued by the Securities and Exchange Commission and its staff, and industry best practices.

VALUATION              Determines the value of any of the fund's securities and       Certain officers of the fund      14
                       assets for which market quotations are not readily available   and ATFA, who serve at the
                       or for which valuation cannot otherwise be provided            pleasure of the Board of
                                                                                      Trustees

PROXY VOTING           Provides the Fund's consent to vote in matters where the       Janice Case, Chairperson;          0
                       Adviser or Sub-Adviser seeks such consent because of a         William Short; Leo Hill
                       conflict of interest that arises in connection with a
                       particular vote, or for other reasons.  The Proxy Committee also may review the Adviser's and each Sub-Adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

GOVERNANCE             Provide oversight responsibilities and monitor certain         Daniel Calabria, Chairman;         0
                       issues, in consultation with the Chief Compliance Officer      William W. Short, Jr.;
                       and independent directors' counsel, that affect the duties     Russell A. Kimball, Jr
                       of independent members of the Board

CONTRACT RENEWAL       Reviews contracts between the fund and its service provider.   Russell Kimball, Chairman;         0
                       Oversight responsibilities for the process of evaluating new   Daniel Calabria; Janice Case
                       contracts, reviewing existing contracts on a periodic basis and make recommendations to the Board with respect to any
                       contracts affecting the fund.

with respect to any contracts affecting the fund.



TRUSTEE OWNERSHIP OF EQUITY SECURITIES


The table below gives the dollar range of shares of Transamerica IDEX, as well as the aggregate dollar range of shares of all funds advised and sponsored by ATFA (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2004:



                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                         DOLLAR RANGE OF EQUITY   REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES
    NAME OF TRUSTEE      SECURITIES IN THE FUNDS       IN FAMILY OF INVESTMENT COMPANIES
-----------------------  -----------------------  -----------------------------------------------------
Peter R. Brown
Daniel Calabria
Janice B. Case
Charles C. Harris
Leo J. Hill
Russell A. Kimball, Jr.
Thomas P. O'Neill*
Brian C. Scott*
William W. Short, Jr.
Jack E. Zimmerman


* Interested Trustees as defined in the 1940 Act due to employment with an ATFA affiliate.

CONFLICTS OF INTEREST


The following table sets forth information as of December 31, 2004 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, sub-advisers or Distributor of the fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.



                     NAME OF OWNERS AND             TITLE OF                       PERCENT OF
NAME OF TRUSTEE  RELATIONSHIPS TO TRUSTEE  COMPANY   CLASS    VALUE OF SECURITIES    CLASS
---------------  ------------------------  -------  --------  -------------------  ----------



Disinterested Trustees receive for each regular Board meeting: (a) a total annual retainer fee of $20,000 from the fund, of which the fund pays a pro rata share based on the relative assets of the fund; plus (b) $4,000 and incidental expenses per meeting attended. The Chairman of the Board also receives an additional retainer of $30,000 per year. Each Audit Committee member receives a total of $3,000 per Audit Committee meeting attended in addition to the regular meetings attended. In the case of a Special Board Meeting, each of the Disinterested Trustees receives a fee of $2,500 plus incidental expenses per special meeting attended, in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of ATFA or AFSG are paid by ATFA and/or AFSG and not by the fund.


Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Transamerica IDEX and/or ATSF, to a Disinterested Trustee or Director on a current basis for services rendered as Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of the fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any impact on the fund.



The following table provides compensation amounts paid to Disinterested Trustees of the fund for the fiscal year ended October 31, 2004.


                                COMPENSATION TABLE


                                    AGGREGATE
                                COMPENSATION FROM     PENSION OR RETIREMENT
                                TRANSAMERICA IDEX  BENEFITS ACCRUED AS PART OF    TOTAL COMPENSATION PAID TO
   NAME OF PERSON, POSITION      MUTUAL FUNDS(1)         FUND EXPENSES          TRUSTEES FROM FUND COMPLEX(2)
------------------------------  -----------------  ---------------------------  -----------------------------
Peter R. Brown, Trustee
Daniel Calabria, Trustee
Janice Case, Trustee
Charles C. Harris, Trustee
Leo Hill, Trustee
Russell Kimball, Trustee
William W. Short, Jr., Trustee
Jack E. Zimmerman, Trustee
                                -----------------  ---------------------------  -----------------------------
          Total:
                                =================  ===========================  =============================



(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2004 were as follows: Peter R. Brown, $___ ; Daniel Calabria, $_____; William W. Short, Jr., $____; Charles Harris, $_____; Russell A. Kimball, Jr., $_____; Janice B. Case, $____; Leo J. Hill, $______ and Jack E. Zimmerman, $____.


(2) The Fund Complex currently consists of Transamerica IDEX, ATSF, TIS and TIF.


The Board of Trustees adopted a policy whereby any Disinterested Trustee of the fund, who held office on September 1, 1990, and had served at least three years as a trustee may have, subject to certain limitations, elected upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any matter of the fund. While serving as such, a trustee emeritus is entitled to receive from the fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the fund, plus reimbursement of expenses incurred for attendance at Board meetings.



During the fiscal year ended October 31, 2004, the fund paid $______ in trustees' fees and expenses and $______ trustee emeritus fees or expenses. As of December 31, 2004, the trustees and officers held in the aggregate less than 1% of the outstanding shares of the fund.



           SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES



The Board of Trustees (the "Board") of the Fund has adopted these procedures by which shareholders of the Fund may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Fund ("Secretary"), as follows:



                                Board of Trustees
                                Transamerica IDEX Mutual Funds
                                c/o Secretary
                                570 Carillon Parkway
                                St. Petersburg, Florida 33716



Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the Fund to which it relates, and (iii) identify the class (if applicable) held by the shareholder.. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided in Section 4 and 5 below, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to the Fund or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee's or agent's capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Fund or shareholder services, which complaint shall instead be promptly forwarded to the Fund's Chief Compliance Officer. The Trustees are not required to attend the Fund's shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.


                               PURCHASE OF SHARES

                     This fund is closed to new investments.

                               DEALER REALLOWANCES

                     This fund is closed to new investments.

                               DISTRIBUTION PLANS

As stated in the prospectus under "Investment Advisory and Other Services," the fund has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B, Class C2* and Class M shares of the fund. This Plan is structured as a Compensation Plan.


In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of AFSG that reimbursements of distribution-related expenses by the fund under the Distribution Plans would provide incentives to AFSG to establish and maintain an enhanced distribution system whereby new investors will be attracted to the fund. The Trustees believe that improvements in distribution services should result in increased sales of shares in the fund. In turn, increased sales are expected to lead to an increase in the fund's net asset levels, which would enable the fund to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the fund, for net inflows of cash from new sales may enable the fund's investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.



Under the Plans for Class A shares (the "Class A Plans"), the fund may pay AFSG an annual distribution fee of up to 0.35% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class A shares; however, to the extent that the fund pays service fees, the amount which the fund may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of the fund's Class A shares.



Under the Plans for Class B shares (the "Class B Plans"), the fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class B shares.



Under the Plans for Class C2* shares (the "Class C2* Plans"), the fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class C2* shares.



Under the Plans for Class M shares (the "Class M Plans"), the fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class M shares; however, the total fee payable pursuant to the Class M Plan may not, on an annualized basis, exceed 0.90% of the average daily net assets of the fund's Class M shares.


AFSG may use the fees payable under the Class A, Class B, Class C2* and Class M Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C2* or Class M shares, respectively, or in personal service to and/or maintenance of these shareholder accounts. For each class, these activities and expenses may include, but are not limited to:

      Compensation to employees of AFSG;

      Compensation to and expenses of AFSG and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

      The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

      The cost of preparing, printing and distributing sales literature and advertising materials.


Under the Plans, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by AFSG of the amounts expended by AFSG in distributing and servicing Class A, Class B, Class C2* or Class M shares of the fund and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.



A Plan may be terminated as to a class of shares of the fund at any time by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees of the fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of a Plan that would materially increase the costs to a particular class of shares of the fund requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund's Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.


* All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date

                                DISTRIBUTION FEES


Distribution related expenses incurred by TCI for the fiscal year ended October 31, 2004 are listed in the table below. These expenses have been partially reimbursed to AFSG by a 12b-1 arrangement with the fund.


TA IDEX PROTECTED PRINCIPAL STOCK


                                 CLASS A  CLASS B  CLASS C2*  CLASS M
                                 -------  -------  ---------  -------
Compensation to dealers          $        $        $          $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                 -------  -------  ---------  -------
TOTAL                            $        $        $          $
                                 =======  =======  =========  =======


* Shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date.

                          NET ASSET VALUE DETERMINATION


Net asset value is determined separately for each class of shares of the fund on each day as of the close of the regular session of business of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time, Monday through Friday, except on: (i) days on which changes in the value of portfolio securities will not materially affect the net asset value of a particular class of shares of the fund; (ii) days during which no shares of the fund are tendered for redemption and no orders to purchase shares of the fund are received; or
(iii) customary national holidays on which the Exchange is closed. The per share net asset value of each class of shares of the fund is determined by adding the fund's total assets, subtracting liabilities and dividing by the number of shares outstanding. The public offering price of a Class A, Class B, Class C2* or Class M share of the fund is the net asset value per share plus the applicable sales charge in the case of Class A or Class M shares. Investment securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign), or on the NASDAQ National Market. Investment securities traded on the over-the-counter market and listed securities for which no sales are reported for the trading period immediately preceding the time of determination are valued at the last bid price. Foreign currency denominated assets and liabilities are converted into U.S. dollars at the closing exchange rate each day. Other securities for which quotations are not readily available are valued at fair values determined in such manner as the fund's sub-adviser, under the supervision of the Board of Trustees, decides in good faith.


* All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date

                 OFFERING PRICE PER SHARE CALCULATED AS FOLLOWS:

                                     NET ASSET VALUE
                                      PER SHARE (NET     ADD MAXIMUM
                                      ASSETS/SHARES        SELLING        AMOUNT OF       OFFERING PRICE
      AS OF OCTOBER 31, 2003           OUTSTANDING)      COMMISSION      SALES CHARGE       PER SHARE
--------------------------------------------------------------------------------------------------
TA IDEX Protected Principal Stock
Class A                                   $10.15            5.50%           $ 0.59            $10.74
Class B                                   $10.15            0.00%           $    -            $10.15
Class C2*                                 $10.15            0.00%           $    -            $10.15
Class M                                   $10.14            1.00%           $ 0.10            $10.24

* shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B shares (also Class C2* and Class M shares) of the fund are anticipated to be lower than the per share income dividends on Class A shares of the fund, as a result of higher distribution and service fees applicable to the Class B, Class C2* and Class M shares.

* All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date.

                              SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the prospectus.

                                RETIREMENT PLANS


TA IDEX offers several types of retirement plans that an investor may establish to invest in shares of the fund with tax deductible dollars. Prototype retirement plans for both corporations and self-employed individuals, and for Individual Retirement Accounts, Code Section 401(k) plans and Simplified Employee Pension plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank & Trust, Kansas City, Missouri ("State Street"), acts as the custodian or trustee under these plans for which it charges an annual fee of up to $15.00 on each such account with a maximum of $30.00 per tax identification number. However, if your retirement plan is under custody of State Street and your combined retirement account balances per taxpayer identification number are more than $50,000, there is generally no fee. Shares of the fund are also available for investment by Code
Section 403(b)(7) retirement plans for employees of charities, schools, and other qualifying employers. To receive additional information or forms on these plans, please call TA IDEX Customer Service at 1-888-233-4339 (toll free) or write to Transamerica Fund Services at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax advisor with respect to the requirements of such plans and the tax aspects thereof.


                              REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption. Class B share and Class M share and certain Class A share purchases are also subject to a contingent deferred sales charge upon certain redemptions. The prospectus describes the requirements and procedures for the redemption of shares.

Shares will normally be redeemed for cash, although the fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.


Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed except for holidays and weekends; (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The Contingent Deferred Sales Charge (CDSC) is waived on redemptions of Class B and Class M shares (and Class A and C, when applicable) in the circumstances described below:

(a) Redemption upon Total Disability or Death


The fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the Federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.



(b) Redemption Pursuant to the Fund's Systematic Withdrawal Plan



A shareholder may elect to participate in a systematic withdrawal plan ("SWP") with respect to the shareholder's investment in the fund. Under the SWP, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.



The amount of a shareholder's investment in the fund at the time election to participate in the SWP is made with respect to the fund is hereinafter referred to as the "Initial Account Balance." The amount to be systematically withdrawn from the fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The fund reserves the right to change the terms and conditions of the SWP and the ability to offer the SWP.


Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

(c) Reinvestment Privilege

The CDSC is also waived on redemption of shares as it relates to the reinvestment of redemption proceeds in the same class of shares of another fund within 90 days after redemption.

                                      TAXES


The fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to the fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities

(other than U.S. government securities or the securities of other RICs) of any one issuer. If the fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RICs investment income, net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). If the fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.


The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. The fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.


Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the fund are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


- Distributions of long-term gains from sales by the fund before May 6, 2003 will be taxed at the maximum rate of 20%



Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of the fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.



Dividends and interest received by the fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.


The fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on the fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If the fund invests in a PFIC and elects to treat the PFIC as a

"qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."


In addition, another election may be available that would involve marking to market the fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but the fund could incur nondeductible interest charges. The fund's intention to qualify annually as a regulated investment company may limit the fund's ability to make an election with respect to PFIC stock.



Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which the fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.



Generally, the hedging transactions undertaken by the fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the fund. In addition, losses realized by the fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to the fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the fund which is taxed as ordinary income when distributed to shareholders.



The fund may make one or more of the elections available under the Code which are applicable to straddles. If the fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.



Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to the fund that did not engage in such hedging transactions.



Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The fund intends to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of the fund as a regulated investment company might be affected.



The requirements applicable to the fund's qualification as a regulated investment company may limit the extent to which the fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.


Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.


Market Discount -- If the fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."


Original Issue Discount -- Certain debt securities acquired by the fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.



Some debt securities may be purchased by the fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).



Constructive Sales -- These rules may affect timing and character of gain if the fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.



Foreign Taxation -- Income received by the fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.



The payment of such taxes will reduce the amount of dividends and distributions paid to the fund's shareholders. So long as the fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the fund's assets at the close of the taxable year consists of securities of foreign corporations, the fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.


Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."


Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


The treatment of income dividends and capital gains distributions by the fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of the fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.


The fund may be required to withhold U.S. Federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:


a. fail to provide the fund with their correct taxpayer identification number,

b.    fail to make required certifications or,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.

                                  MISCELLANEOUS



ORGANIZATION



Each fund is a series of Transamerica IDEX, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. The Trust currently is governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991.



On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.



Shareholders of TA IDEX are scheduled to meet on February 11, 2005 to consider, among other things, reorganizing TA IDEX from a Massachusetts business trust to a Delaware statutory trust. Should shareholders of TA IDEX approve this reorganization, funds that have been formed as part of the Delaware statutory trust and which are identical to the current funds, will assume the assets and liabilities of the current funds and the Delaware statutory trust will assume the registration statement of the Massachusetts business trust. The name will remain Transamerica IDEX Mutual Funds.



SHARES OF BENEFICIAL INTEREST



The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.



The Declaration of Trust provides that each of the Trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding Transamerica IDEX shares. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or the Trustees.


PRINCIPAL SHAREHOLDERS


As of December 31, 2004, the Trustees and officers as a group owned less than 1% of any class of the fund's outstanding Shares. To the knowledge of the management, as of that date, no shareholders owned beneficially or 5% or more of the outstanding shares of a class of the fund.


                                                                                  % OF SHARES OF
                                                                                    BENEFICIAL
NAME/ADDRESS                                    FUND                   CLASS         INTEREST
                                  TA IDEX Protected Principal Stock      M               %

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


______________________ serves as independent certified public accountants for TA IDEX.


CODE OF ETHICS

TA IDEX, ATFA, the sub-adviser and AFSG each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of TA IDEX, ATFA, a sub-adviser and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of each sub-adviser are attached hereto as Appendix A.


Transamerica IDEX will be required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX was made on August 31, 2004, for the 12 month-period ending June 30 2004. The Form is available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and
(2) on the SEC's website at www.sec.gov.



                             PERFORMANCE INFORMATION



Average Annual Total Return Quotation


Quotations of average annual total return for a particular class of shares of the fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

Where:

  P =   a hypothetical initial payment of $1,000,

  T =   the average annual total return,

  n =   the number of years, and

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation

The fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV(D)

Where:

  P    =   a hypothetical initial payment of $1,000,

  T    =   the average annual total return (after taxes on distributions),

  n    =   the number of years, and

ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, the fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation


The fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:


                                P(1 + T)(n) = ATV(DR)

Where:

  P     =   a hypothetical initial payment of $1,000,

  T     =   the average annual total return (after taxes on distributions),

  n     =   the number of years, and

ATV(DR) =   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, the fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).


AVERAGE ANNUAL TOTAL RETURN*                             TA IDEX PROTECTED PRINCIPAL STOCK
                                                  A              B            C2(1)**          M**
INCEPTION DATE                               07/01/2002      07/01/2002     07/01/2002      07/01/2002
SALES CHARGE                                    5.50%            *             none           1.00%
12b-1 FEE                                       0.35%          1.00%           1.00%          0.90%
AVERAGE ANNUAL TOTAL RETURN
   INCLUDING SALES CHARGE:
     1 year                                         %              %            N/A               %
     Life of Fund                                   %              %            N/A               %
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                         %              %               %              %
     Life of Fund                                   %              %               %              %
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
     1 year                                         %              %               %              %
     Life of Fund                                   %              %               %              %


-------------------
(1) All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date.

* The contingent deferred sales charge on redemption of Class B shares is 5% during the first year and second year, 4% during the third and fourth year, 3% during the fifth year and 0% during the sixth year and later. The contingent deferred sales charge on Class M shares is 1% during the first 18 months. Class A shares are subject to a 1% contingent deferred sales charge in certain circumstances.


** Effective November 11, 2002, this class was closed to new investors.


AFTER TAX PERFORMANCE

                                                                            1 YEAR      LIFE OF FUND
TA IDEX PROTECTED PRINCIPAL STOCK

Class A       Return before taxes                                              %             %
              Return after taxes on distributions                              %             %
              Return after taxes on distributions & sale of Fund Shares        %             %
S&P 500 CLASS A                                                                %             %


Note: Standard and Poor's 500 Composite Stock Index (S&P500)

                              FINANCIAL STATEMENTS


Audited financial statements for the fund for the fiscal year [TO BE UPDATED BY LATER AMENDMENT]

                                   APPENDIX A



TRANSAMERICA IDEX PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.



I. STATEMENT OF PRINCIPLE



Transamerica IDEX seeks to assure that proxies received by the fund are voted in the best interests of the fund's stockholders and have accordingly adopted these procedures.



II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES



The fund delegates the authority to vote proxies related to portfolio securities to AEGON/Transamerica Fund Advisers, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for the fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.



III. PROXY COMMITTEE



The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the fund's consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.



IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS



The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to Transamerica IDEX.



REGISTRATION STATEMENT



This SAI and the TA IDEX prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which TA IDEX has filed with the SEC, Washington, D.C. under the 1933 Act and the 1940 Act, to which reference is hereby made.


GATEWAY INVESTMENT ADVISERS, L.P.
PROXY VOTING POLICIES AND PROCEDURES (JULY 1, 2003)




The following are the proxy voting policies and procedures of Gateway Investment Advisers, L.P. for its clients who desire Gateway to vote on their behalf, including registered investment companies which Gateway manages or sub-advises.

INTRODUCTION

Gateway Investment Advisers, L.P. (hereinafter "Gateway") recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as "Clients"). Gateway, in accordance with general fiduciary principles, is responsible for voting proxies on behalf of its Clients. Gateway, in turn, has formally adopted the Institutional Shareholder Services ("ISS") proxy voting guidelines to determine how each issue on proxy ballots is to be voted and appointed ISS as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway. A summary of ISS's proxy voting guidelines ("ISS Guidelines") can be found below in the section entitled, "Proxy Voting Guidelines Summary". The Directors of Gateway Investment Advisers, Inc., the general partner of Gateway will review these proxy policies and voting procedures on a periodic basis.

ROLE OF PROXY VOTING AGENT

Gateway has engaged ISS, an independent proxy voting service, to assist in the voting of proxies. ISS is responsible for coordinating with each Client's custodian, to ensure that all proxy ballots relating to a Client's portfolio securities are processed in a timely manner. ISS, with its vast research capabilities, has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway has adopted these ISS Guidelines and has instructed ISS to vote in accordance with them unless the following conditions apply:

      - Gateway's portfolio management team has decided to override the ISS vote recommendation for a Client based on it own determination that the Client would best be served with a vote contrary to the ISS recommendation. Such decision(s) will be documented by Gateway and communicated to ISS;

      - ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team will document the reason(s) used in determining a vote and communicate Gateway's voting instruction to ISS. The Adviser will generally seek to vote in accordance with ISS's guidelines.

CONFLICTS OF INTEREST

From time to time, Gateway or an employee or other affiliate of Gateway may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

ONLY in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine how the proxies in question shall be voted and such determinations shall be recorded and reported to the Board of Directors of Gateway Investment Advisers, Inc.

RECORDKEEPING

In accordance with Rule 204-2(c)(2) under the Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:

      - this Gateway proxy voting policy;

      - records of Clients' written requests for this policy and/or their voting record;

      - Gateway's written response to such written or oral requests;

      - a copy of any document created by Gateway that was material to making a decision in those instances where ISS does not make a vote recommendation or where Gateway's portfolio management team votes contrary to ISS's recommendation.

ISS will make and retain, on Gateway's behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request) the following documents:

      - a copy of a proxy statement*;

      - a record of each vote cast by Gateway on behalf of a Client;

      - a copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision.
* Gateway may also rely on obtaining a copy from the EDGAR system

HOW TO OBTAIN VOTING INFORMATION

At any time, a Client may obtain this entire Proxy Voting Policies and Procedures and his or her voting record upon the Client's written or oral request to Gateway. The information in this paragraph will also be included in Gateway's Form ADV Part II.

PROXY VOTING GUIDELINES SUMMARY

See the attached Proxy Voting Guidelines Summary




1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent

- Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse

      - Implement or renew a dead-hand or modified dead-hand poison pill

      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Failed to act on takeover offers where the majority of the shareholders tendered their shares

      - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      - Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

- The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

- Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

- Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

- Majority of independent directors on board

- All-independent key committees

- Committee chairpersons nominated by the independent directors

- CEO performance reviewed annually by a committee of outside directors

- Established governance guidelines

- Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

- Long-term financial performance of the target company relative to its industry; management's track record

- Background to the proxy contest

- Qualifications of director nominees (both slates)

- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS
APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

- Purchase price

- Fairness opinion

- Financial and strategic benefits

- How the deal was negotiated

- Conflicts of interest

- Other alternatives for the business

- Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

- Impact on the balance sheet/working capital

- Potential elimination of diseconomies

- Anticipated financial and operating benefits

- Anticipated use of funds

- Value received for the asset

- Fairness opinion

- How the deal was negotiated

- Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED
BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

- Dilution to existing shareholders' position

- Terms of the offer

- Financial issues

- Management's efforts to pursue other alternatives

- Control issues

- Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

- The reasons for the change

- Any financial or tax benefits

- Regulatory benefits

- Increases in capital structure

- Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

- Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

- Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

- Prospects of the combined company, anticipated financial and operating benefits

- Offer price

- Fairness opinion

- How the deal was negotiated

- Changes in corporate governance

- Change in the capital structure

- Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

- Tax and regulatory advantages

- Planned use of the sale proceeds

- Valuation of spinoff

- Fairness opinion

- Benefits to the parent company

- Conflicts of interest

- Managerial incentives

- Corporate governance changes

- Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

- Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

- Cash compensation, and

- Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors. Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

- Historic trading patterns

- Rationale for the repricing

- Value-for-value exchange

- Option vesting

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- Term of the option

- Exercise price

- Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

- Purchase price is at least 85 percent of fair market value

- Offering period is 27 months or less, and

- Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

- Purchase price is less than 85 percent of fair market value, or

- Offering period is greater than 27 months, or

- VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

- Whether the proposal mandates that all awards be performance-based

- Whether the proposal extends beyond executive awards to those of lower-ranking employees

- Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

- The parachute should be less attractive than an ongoing employment opportunity with the firm

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- The triggering mechanism should be beyond the control of management

- The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

- The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

- The availability and feasibility of alternatives to animal testing to ensure product safety, and

- The degree that competitors are using animal-free testing.

- Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

- The company has already published a set of animal welfare standards and monitors compliance

- The company's standards are comparable to or better than those of peer firms, and

- There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

- Whether the proposal focuses on a specific drug and region

- Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

- The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

- Whether the company already limits price increases of its products

- Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

- The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

- The costs and feasibility of labeling and/or phasing out

- The nature of the company's business and the proportion of it affected by the proposal

- The proportion of company sales in markets requiring labeling or GMO-free products

- The extent that peer companies label or have eliminated GMOs

- Competitive benefits, such as expected increases in consumer demand for the company's products

- The risks of misleading consumers without federally mandated, standardized labeling

- Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology. Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

- The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

- The extent that peer companies have eliminated GMOs

- The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

- Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

- The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

                                       11

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PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

- Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

- Whether the company has adequately disclosed the financial risks of its subprime business

- Whether the company has been subject to violations of lending laws or serious lending controversies

- Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

- Whether the company complies with all local ordinances and regulations

- The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

- The risk of any health-related liabilities.

Advertising to youth:

- Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

- Whether the company has gone as far as peers in restricting advertising

- Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

- Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies:

- The percentage of the company's business affected

- The economic loss of eliminating the business versus any potential tobacco-related liabilities.

- Spinoff tobacco-related businesses:

- The percentage of the company's business affected

- The feasibility of a spinoff

- Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

- Whether there are publicly available environmental impact reports;

- Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

- The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

- The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

- The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

- Environmentally conscious practices of peer companies, including endorsement of CERES

- Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

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GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

- The company's level of disclosure lags that of its competitors, or

- The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

- The nature of the company's business and the percentage affected

- The extent that peer companies are recycling

- The timetable prescribed by the proposal

- The costs and methods of implementation

- Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

- The nature of the company's business and the percentage affected

- The extent that peer companies are switching from fossil fuels to cleaner sources

- The timetable and specific action prescribed by the proposal

- The costs of implementation

- The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

- The relevance of the issue to be linked to pay

- The degree that social performance is already included in the company's pay structure and disclosed

- The degree that social performance is used by peer companies in setting pay

- Violations or complaints filed against the company relating to the particular social performance measure

- Artificial limits sought by the proposal, such as freezing or capping executive pay

- Independence of the compensation committee

- Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

- The company is in compliance with laws governing corporate political activities, and

- The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive. Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

- There are serious controversies surrounding the company's China operations, and

- The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

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

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

- The nature and amount of company business in that country

- The company's workplace code of conduct

- Proprietary and confidential information involved

- Company compliance with U.S. regulations on investing in the country

- Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

- The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

- Agreements with foreign suppliers to meet certain workplace standards

- Whether company and vendor facilities are monitored and how

- Company participation in fair labor organizations

- Type of business

- Proportion of business conducted overseas

- Countries of operation with known human rights abuses

- Whether the company has been recently involved in significant labor and human rights controversies or violations

- Peer company standards and practices

- Union presence in company's international factories

- Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

- The company does not operate in countries with significant human rights violations

- The company has no recent human rights controversies or violations, or

- The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

- Company compliance with or violations of the Fair Employment Act of 1989

- Company antidiscrimination policies that already exceed the legal requirements

- The cost and feasibility of adopting all nine principles

- The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

- The potential for charges of reverse discrimination

- The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

- The level of the company's investment in Northern Ireland

- The number of company employees in Northern Ireland

- The degree that industry peers have adopted the MacBride Principles

- Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

- Whether the company has in the past manufactured landmine components

- Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

- What weapons classifications the proponent views as cluster bombs

- Whether the company currently or in the past has manufactured cluster bombs or their components

- The percentage of revenue derived from cluster bomb manufacture

- Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

- The information is already publicly available or

- The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

- The board composition is reasonably inclusive in relation to companies of similar size and business or

- The board already reports on its nominating procedures and diversity initiatives.

- Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

- The degree of board diversity

- Comparison with peer companies

- Established process for improving board diversity

- Existence of independent nominating committee

- Use of outside search firm

- History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

- The company has well-documented equal opportunity programs

- The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

- The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

- The composition of senior management and the board is fairly inclusive

- The company has well-documented programs addressing diversity initiatives and leadership development

- The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

- The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

- Whether the company's EEO policy is already in compliance with federal, state and local laws

- Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

- The industry norm for including sexual orientation in EEO statements

- Existing policies in place to prevent workplace discrimination based on sexual orientation Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES
ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

- Board structure

- Director independence and qualifications

- Attendance at board and committee meetings.

Votes should be withheld from directors who:

- Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

- Ignore a shareholder proposal that is approved by a majority of shares outstanding

- Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

- Are interested directors and sit on the audit or nominating committee, or

- Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

- Past performance as a closed-end fund

- Market in which the fund invests

- Measures taken by the board to address the discount

- Past shareholder activism, board activity

- Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

- Past performance relative to its peers

- Market in which fund invests

- Measures taken by the board to address the issues

- Past shareholder activism, board activity, and votes on related proposals

- Strategy of the incumbents versus the dissidents

- Independence of directors

- Experience and skills of director candidates

- Governance profile of the company

- Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

- Proposed and current fee schedules

- Fund category/investment objective

- Performance benchmarks

- Share price performance compared to peers

- Resulting fees relative to peers

- Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

- Stated specific financing purpose

- Possible dilution for common shares

- Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

- Potential competitiveness

- Regulatory developments

- Current and potential returns

- Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

- The fund's target investments

- The reasons given by the fund for the change

- The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

- Political/economic changes in the target market

- Consolidation in the target market

- Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASEbasis, considering the following factors:

- Potential competitiveness

- Current and potential returns

- Risk of concentration

- Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

- Strategies employed to salvage the company

- The fund's past performance

- Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

- The degree of change implied by the proposal

- The efficiencies that could result

- The state of incorporation

- Regulatory standards and implications.

Vote AGAINST any of the following changes:

- Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

- Removal of shareholder approval requirement for amendments to the new declaration of trust

- Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

- Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

- Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

- Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

- Regulations of both states

- Required fundamental policies of both states

- Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

- Fees charged to comparably sized funds with similar objectives

- The proposed distributor's reputation and past performance

- The competitiveness of the fund in the industry

- Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

- Resulting fee structure

- Performance of both funds

- Continuity of management personnel

- Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

- Performance of the fund's NAV

- The fund's history of shareholder relations

- The performance of other funds under the advisor's management.

                         TRANSAMERICA IDEX MUTUAL FUNDS

                                OTHER INFORMATION
                                     PART C


ITEM 22  EXHIBITS


   List all exhibits filed as part of the Registration Statement.

      (a)   Restatement of Declaration of Trust (1)

      (b)   Bylaws, as amended (1)

      (c)   Not Applicable

      (d)   (1) Investment Advisory Agreements

            (aa)  TA IDEX Janus Growth (6)

            (bb) TA IDEX Transamerica Flexible Income (formerly IDEX Janus Flexible Income) (28)

            (cc) TA IDEX Jennison Growth (formerly IDEX Jennison Equity Opportunity) (3)

            (dd)  TA IDEX Transamerica Value Balanced (21)

            (ee)  TA IDEX Transamerica Conservative High-Yield Bond (1)

            (ff) TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Salomon All Cap and TA IDEX T. Rowe Price Small Cap (6)

            (gg) TA IDEX Transamerica Growth Opportunities and TA IDEX Transamerica Equity (10)

            (hh) TA IDEX Great Companies - America(SM) and TA IDEX Great Companies- Technology(SM) (12)

            (ii) TA IDEX Templeton Great Companies Global (formerly TA IDEX Janus Global) (33)

            (jj) TA IDEX American Century International and TA IDEX American Century Large Company Value (formerly IDEX American Century Income & Growth) (17)

            (kk) TA IDEX Transamerica Money Market, TA IDEX Transamerica Convertible Securities, TA IDEX PIMCO Total Return, TA IDEX Salomon Investors Value and TA IDEX T. Rowe Price Health Sciences (20)

            (ll)  TA IDEX Marsico Growth (24)

            (mm) TA IDEX Clarion Real Estate Securities and TA IDEX PIMCO Real Return TIPS (25)

            (nn) TA IDEX Transamerica Small/Mid Cap Value (formerly IDEX Isabelle Small Cap Value) (28)

            (oo) TA IDEX Transamerica Balanced (formerly TA IDEX Janus Balanced) (33)


            (pp) TA IDEX J.P. Morgan Mid Cap Value, TA IDEX Marsico International Growth, TA IDEX Mercury Large Cap Value, TA IDEX MFS High Yield, TA IDEX T. Rowe Price Equity Income, TA IDEX Third Avenue Value, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Large Cap Core, TA IDEX Van Kampen Small Company Growth, TA IDEX Van Kampen Active International Allocation, TA IDEX Evergreen International Small Cap (34)


            (qq)  TA IDEX Protected Principal Stock (21)

      (2)   Sub-Advisory Agreements

            (aa)  TA IDEX Janus Growth (20)

            (bb) TA IDEX Transamerica Flexible Income (formerly IDEX Janus Flexible Income) (28)

            (cc)  TA IDEX Transamerica Value Balanced (21)

            (dd)  TA IDEX Transamerica Conservative High-Yield Bond (1)

            (ee) TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX T. Rowe Price Small Cap (6)

            (ff)  TA IDEX Salomon All Cap (6)

            (gg) TA IDEX Transamerica Growth Opportunities and TA IDEX Transamerica Equity (10)

            (hh) TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM) (12)

            (ii) TA IDEX Templeton Great Companies Global (formerly TA IDEX Janus Global) (33)

            (jj) TA IDEX American Century International and TA IDEX American Century Large Company Value (formerly TA IDEX American Century Income & Growth) (17)

            (kk) TA IDEX Jennison Growth (formerly IDEX Jennison Equity Opportunity) (3)

            (ll) TA IDEX Transamerica Convertible Securities and TA IDEX Transamerica Money Market (20)

            (mm)  TA IDEX PIMCO Total Return (20)

            (nn)  TA IDEX T. Rowe Price Health Sciences (20)

            (oo)  TA IDEX Salomon Investors Value (20)

            (pp)  TA IDEX Marsico Growth (26)

            (qq)  TA IDEX Clarion Real Estate Securities (25)

            (rr)  TA IDEX PIMCO Real Return TIPS (25)

            (ss) TA IDEX Transamerica Small/Mid Cap Value (formerly IDEX Isabelle Small Cap Value) (28)

            (tt) TA IDEX Transamerica Balanced (formerly TA IDEX Janus Balanced) (33)


            (uu)  TA IDEX Evergreen International Small Cap(34)



            (vv)  TA IDEX J.P. Morgan Mid Cap Value(34)



            (ww)  TA IDEX Marsico International Growth(34)



            (xx)  TA IDEX Mercury Large Cap Value(34)



            (yy)  TA IDEX MFS High Yield(34)



            (zz)  TA IDEX T. Rowe Price Equity Income(34)



            (aaa) TA IDEX Third Avenue Value(34)



            (bbb) TA IDEX Transamerica Short-Term Bond(34)



            (ccc) TA IDEX UBS Large Cap Value(34)



            (ddd) TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen
                  Large Cap Core, TA IDEX Van Kampen Small Company Growth, TA IDEX Van Kampen Active International Allocation(34)


            (eee) TA IDEX Protected Principal Stock (21)

      (e)   (1)   Underwriting Agreement (Schedule I) (25)

            (2)   Dealer's Sales Agreement (24)

            (3)   Service Agreement (9)

            (4)   Wholesaler's Agreement (3)

      (f)   Trustees Deferred Compensation Plan (2)

      (g)   Custody Agreement (23)

      (h)   (1) Transfer Agency Agreement (1)

            (2)   Administrative Services Agreement (23)


            (3)   Expense Limitation Agreement (25)



            (4)   Consulting Agreement (28)



      (i)   To be filed by amendment



      (j)   To be filed by amendment



      (k)   Not Applicable


      (l)   Investment Letter from Sole Shareholder (1)

      (m) (1) Plan of Distribution under Rule 12b-1 - Class A/B/L Shares (all funds) (28)

            (2)   Plan of Distribution under Rule 12b-1 - Class C Shares (28)

                  (aa)  TA IDEX Janus Growth (9)

                  (bb)  TA IDEX Salomon Investors Value (9)

                  (cc)  TA IDEX Transamerica Value Balanced (9)

                  (dd) TA IDEX Transamerica Balanced (formerly IDEX Janus Balanced) (9)

                  (ee) TA IDEX Transamerica Flexible Income (formerly IDEX Janus Flexible Income) (28)

                  (ff)  TA IDEX Transamerica Conservative High-Yield Bond (9)

                  (gg)  TA IDEX Marsico Growth (9)

                  (hh)  TA IDEX T. Rowe Price Tax-Efficient Growth (9)

                  (ii)  TA IDEX Salomon All Cap (9)

                  (jj)  TA IDEX T. Rowe Price Small Cap (9)

                  (kk) TA IDEX Jennison Growth (formerly IDEX Jennison Equity Opportunity) (3)

                  (ll) TA IDEX Transamerica Growth Opportunities and TA IDEX Transamerica Equity (10)

                  (mm) TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM) (12)

                  (nn) TA IDEX Templeton Great Companies Global (formerly IDEX Janus Global) (14)

                  (oo) TA IDEX American Century International and TA IDEX American Century Large Company Value (formerly IDEX American Century Income & Growth) (17)

                  (pp) Amendment to Plan of Distribution under Rule 12b-1 - Class C Shares (19)

                  (qq) TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX PIMCO Total Return, TA IDEX T. Rowe Price Health Sciences (20)

                  (rr) TA IDEX Transamerica Small/Mid Cap Value (formerly IDEX Isabelle Small Cap Value) (28)

                  (ss)  TA IDEX Protected Principal Stock (21)

            (3)   Plan of Distribution under Rule 12b-1 - Class M Shares

                  (aa)  TA IDEX Janus Growth (1)

                  (bb)  TA IDEX Salomon Value Investors (1)

                  (cc)  TA IDEX Transamerica Value Balanced (5)

                  (dd) TA IDEX Transamerica Balanced (formerly IDEX Janus Balanced) (1)

                  (ee) TA IDEX Transamerica Flexible Income (formerly IDEX Janus Flexible Income) (28)

                  (ff)  TA IDEX Transamerica Conservative High-Yield Bond (1)

                  (gg)  TA IDEX Marsico Growth (6)

                  (hh)  TA IDEX T. Rowe Price Tax-Efficient Growth (6)

                  (ii)  TA IDEX Salomon All Cap (6)

                  (jj)  TA IDEX T. Rowe Price Small Cap (6)

                  (kk) TA IDEX Jennison Growth (formerly IDEX Jennison Equity Opportunity) (3)

                  (ll) TA IDEX Transamerica Growth Opportunities and TA IDEX Transamerica Equity (10)

                  (mm) TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM) (12)

                  (nn) TA IDEX Templeton Great Companies Global (formerly IDEX Janus Global) (14)

                  (oo) TA IDEX American Century International and TA IDEX American Century Large Company Value (formerly IDEX American Century Income & Growth) (19)

                  (pp) Amendment to Plan of Distribution under Rule 12b-1 - Class M Shares (19)

                  (qq) TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX PIMCO Total Return and TA IDEX T. Rowe Price Health Sciences (20)

                  (rr) TA IDEX Transamerica Small/Mid Cap Value (formerly IDEX Isabelle Small Cap Value) (28)

                  (ss)  TA IDEX Protected Principal Stock (21)


      (n)   Amended and Restated Plan for Multiple Classes of Shares (20)


      (o)   Reserved

      (p)   Code of Ethics


            (1) Transamerica IDEX Mutual Funds and AEGON Transamerica Fund Advisers, Inc.(35)



            SUB-ADVISERS


            (2)   AEGON USA Investment Management, LLC (12)

            (3)   Federated Investment Management Company (12)

            (4)   Janus Capital Management, LLC (12)

            (5)   Salomon Brothers Asset Management Inc (12)

            (6)   Transamerica Investment Management, LLC (12)

            (7)   T. Rowe Price Associates, Inc. (12)

            (8)   Great Companies, L.L.C. (14)

            (9)   Jennison Associates LLC (26)

            (10)  American Century Investment Management, Inc. (18)

            (11)  Pacific Investment Management Company LLC (21)

            (12)  Banc of America Capital Management, LLC (24)

            (13)  ING Clarion Real Estate Securities (25)

            (14)  Templeton Investment Counsel, LLC (27)


            (15)  Evergreen Investment Management Company, LLC(34)



            (16)  J.P. Morgan Investment Management Inc.(34)

            (17)  Fund Asset Management, L.P., dba Mercury Advisors (31)

            (18)  MFS(R) Investment Management (32)

            (19)  Third Avenue Management LLC (33)


            (20)  UBS Global Asset Management (Americas) Inc.(34)


            (21)  Morgan Stanley Investment Management Inc. (32)

            (22)  Gateway Investment Advisers, Inc. (21)


All exhibits filed previously are herein incorporated by reference


(1) Filed previously with Post-Effective Amendment No. 24 to Registration Statement filed on November 15, 1996 (File No. 33-2659).

(2) Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 33-2659)

(3) Filed previously with Post-Effective Amendment No. 20 to Registration Statement filed on November 17, 1995 (File No. 33-2659).

(4) Filed previously with Post-Effective Amendment No. 18 to Registration Statement filed on June 30, 1995 (File No. 33-2659).

(5) Filed previously with Post-Effective Amendment No. 26 to Registration Statement filed on July 16, 1997 (File No. 33-2659).

(6) Filed previously with Post-Effective Amendment No. 29 to Registration Statement filed on December 15, 1998 (File No. 33-2659).

(7) Filed previously by the registrant with the registration statement filed on Form N-14 on June 3, 1996 (File No. 33-05113).

(8) Filed previously with Post-Effective Amendment No. 30 to Registration Statement filed on March 1, 1999 (File No. 33-2659).

(9) Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999 (File No. 33-2659).

(10) Filed previously with Post-Effective Amendment No. 33 to Registration Statement filed on December 17, 1999 (File No. 33-2659).

(11) Filed previously with Post-Effective Amendment No. 34 to Registration Statement filed on February 28, 2000 (File No. 33-2659).

(12) Filed previously with Post-Effective Amendment No. 35 to Registration Statement filed on March 31, 2000 (File No. 33-2659).

(13) Filed previously with Post-Effective Amendment No. 36 to Registration Statement filed on June 14, 2000 (File No. 33-2659).

 (14) Filed previously with Post-Effective Amendment No. 37 to Registration Statement filed on June 16, 2000 (File No. 33-2659).

(15) Filed previously with Post-Effective Amendment No. 39 to Registration Statement filed on September 15, 2000 (File No. 33-2659).

(16) Filed previously with Post-Effective Amendment No. 40 to Registration Statement on December 1, 2000 (File No. 33-2659).

(17) Filed previously with Post-Effective Amendment No. 41 to Registration Statement on December 15, 2000 (File No. 33-2659).

(18) Filed previously with American Century Tax Free & Municipal Funds Post-Effective Amendment No. 30 to the Registration Statement filed on December 29, 2000, and incorporated herein by reference (File No. 2-82734).

(19) Filed previously with Post-Effective Amendment No. 42 to Registration Statement on March 1, 2001 (File No. 33-2659).

(20) Filed previously with Post-Effective Amendment No. 43 to Registration Statement on December 14, 2001 (File No. 33-2659).

(21) Filed previously with Post-Effective Amendment No. 47 to Registration Statement on March 29, 2002 (File No. 33-2659).

(22) Filed previously with Post-Effective Amendment No. 48 to Registration Statement on April 15, 2002 (File No. 33-2659).

(23) Filed previously with Post-Effective Amendment No. 49 to Registration Statement on September 12, 2002 (File No. 33-2659).

(24) Filed previously with Post-Effective Amendment No. 50 to Registration Statement on November 12, 2002 (File No. 33-2659).

(25) Filed previously with Post-Effective Amendment No. 51 to Registration Statement on December 13, 2002 (File No. 33-2659).

(26) Filed previously with Post-Effective Amendment No. 52 to Registration Statement on February 28, 2003 (File No. 33-2659).

(27) Filed previously with Post-Effective Amendment No. 54 to Registration Statement on December 31, 2003 (File No. 33-2659).

(28) Filed previously with Post-Effective Amendment No. 55 to Registration Statement on March 1, 2004 (File No. 33-2659).

(29) Filed previously with Post-Effective Amendment No. 57 to Registration Statement on March 2, 2004 (File No. 33-2659).

(30) Filed previously with AEGON/Transamerica Series Fund, Inc. Post-Effective Amendment No. 60 to Registration Statement on April 30, 2004, and incorporated herein by reference (File No. 811-4419).

(31) Filed previously with AEGON/Transamerica Series Fund, Inc. Post-Effective Amendment No. 50 to Registration Statement on April 30, 2002, and incorporated herein by reference (File No. 811-4419).

(32) Filed previously with AEGON/Transamerica Series Fund, Inc. Post-Effective Amendment No. 56 to Registration Statement on February 28, 2003, and incorporated herein by reference (File No. 811-4419).

(33) Filed previously with Post-Effective Amendment No. 61 to Registration Statement on October 1, 2004 (File No. 33-2659).


(34) Filed previously with Post-Effective Amendment No. 63 to Registration Statement on November 2, 2004 (File No. 33-2659)



(35) Filed previously with Post-Effective Amendment No. 64 to Registration Statement on December 23, 2004 (File No. 33-2659)



ITEM 23 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT



To the knowledge of the Registrant, TA IDEX Janus Growth, TA IDEX Transamerica Balanced (formerly TA IDEX Janus Balanced), TA IDEX Transamerica Flexible Income (formerly IDEX Janus Flexible Income), TA IDEX Jennison Growth (formerly IDEX Jennison Equity Opportunity), TA IDEX Salomon Investors Value, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica Conservative High-Yield Bond, TA IDEX Marsico Growth, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Salomon All Cap, TA IDEX T. Rowe Price Small Cap, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Equity, TA IDEX Great Companies - America(SM), TA IDEX Great Companies - Technology(SM), TA IDEX American Century International, TA IDEX American Century Large Company Value (formerly IDEX American Century Income & Growth), TA IDEX Transamerica Small/Mid Cap Value (formerly IDEX Isabelle Small Cap Value), TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX T. Rowe Price Health Sciences, TA IDEX PIMCO Total Return, TA IDEX Templeton Great Companies Global (formerly TA IDEX Janus Global), TA IDEX Clarion Real Estate Securities, TA IDEX PIMCO Real Return TIPS, TA IDEX Evergreen International Small Cap, TA IDEX J.P. Morgan Mid Cap Value, TA IDEX Marsico International Growth, TA IDEX Mercury Large Cap Value, TA IDEX MFS High Yield, TA IDEX T. Rowe Price Equity Income, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Large Cap Core, TA IDEX Van Kampen Small Company Growth and TA IDEX Van Kampen Active International Allocation are not controlled by or under common control with any other person. The Registrant has no subsidiaries.



ITEM 24 INDEMNIFICATION



_____Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.



_____ Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



ITEM 25 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS


      AEGON/Transamerica Fund Advisers. Inc. ("ATFA") is principally engaged in offering investment advisory services.

            The only businesses, professions, vocations or employments of a substantial nature of Larry N. Norman, Brian C. Scott and John K. Carter, directors of ATFA, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of ATFA: Kim D. Day, Senior Vice President & Treasurer, is Senior Vice President and Treasurer of AEGON/Transamerica Fund Services, Inc. and other related entities.

      Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206-4928, serves as sub-adviser to TA IDEX Janus Growth. Janus also serves as sub-adviser to certain of the mutual funds within AEGON/Transamerica Series Fund, Inc. and as investment adviser or sub-adviser to other mutual funds, and for private and retirement accounts.


      John H. Bluher, Senior Vice President, , Secretary and Chief Public Affairs Officer; Bonnie M. Howe, Vice President and Assistant General Counsel; Kelley Abbott Howes, Senior Vice President and General Counsel; Heidi J. Walter, Vice President and Assistant General Counsel; Loren M. Starr, Senior Vice President and Chief Financial Officer; Steven L. Schied, Chief Executive Officer; David R. Kowalski, Vice President of Compliance and Chief Compliance Officer; Robin C. Beery, Senior Vice President and Chief Marketing Officer; James P. Goff, Vice President and Director of Research; Edward F. Keely, Vice President; Karen L. Reidy, Vice President; Jonathan D. Coleman, Vice President; Ronald V. Speaker, Vice President; David J. Corkins, Vice President; Girard C. Miller, Executive Vice President and Chief Operating Officer; William H. Bales, Vice President; David C. Decker, Vice President; Mike Lu, Vice President; Brent
A. Lynn, Vice President; Thomas R. Malley, Vice President; Sharon S. Pichler, Vice President; E. Marc Pinto, Vice President; Blaine P. Rollins, Vice President; Ron Sachs, Vice President; Scott W. Schoelzel, Vice President; J. Eric Thorderson, Vice President; Darrell W. Watters, Vice President; Jason Yee, Vice President; Andrew J. Iseman, Vice President; Stephen Belgrad, Vice President of Finance and Strategy, and Treasurer; Matthew R. Luorna, Vice President Taxation; Gregory A. Frost, Vice President and Controller; Nigel J. Austin, Vice President of International Funds and General Counsel; Douglas N. Beck, Vice President of Corporate Affairs; Curt R. Foust, Vice President, Assistant Secretary and Assistant General Counsel; Kevin Lindsell, Vice President of Corporate Risk Management; Peter Boucher, Vice President of Human Resources; Bradley Prill, Vice President of Total Rewards; James J. Coffin, Vice President of Institutional Services; Russell P. Shipman, Vice President of Institutional Services; Tom H. Warren, Vice President of Institutional Services; Ken E. Paieski, Vice President and Director of Separate Account Services; Jane
C. Ingalls, Vice President of Public Relations; Anita E Falicia, Vice President of Investment Accounting; Andrea J. Young, Vice President, Information Technology; Douglas J. Laird, Vice President, Retail Services and Operations; Mark Thomas, Vice President; John J. Mari, Vice President; Blair E. Johnson, Vice President; Gary Black, Chief Investment Officer; John Zimmerman, Senior Vice President of Institutional Services; Erich Gerth, Senior Vice President and Managing Director at Janus Global Adviser; Richard Gibson Smith, Vice President; Minyoung Sohn, Vice President; Claire Young Stilwell, Vice President; Jack Swift, Vice President.


                                      * * *

      Jennison Associates, LLC ("Jennison"), the sub-adviser to TA IDEX Jennison Growth (formerly IDEX Jennison Equity Opportunity), is an indirect wholly-owned subsidiary of the Prudential Financial Inc. ("Prudential"). Jennison provides investment supervisory services to its clients, which are comprised primarily of qualified and non-qualified plans, foundations, endowments, mutual funds, private investment companies and other institutional clients.

      The business and other connections of Jennison Associates LLC's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.

      Dennis M. Kass, Director, Chairman and Chief Executive Officer,. Director and Vice President, Prudential Investment Management, Inc. ("PIM"), Director, Prudential Trust Company; Spiros Segalas, Director, President and Chief Investment Officer; Michael A. Del Balso, Director and Executive Vice President; Karen E. Kohler, Director, Executive Vice President; Kathleen A. McCarragher, Director and Executive Vice President; Mary-Jane Flaherty, (Gateway Center Three, 15th Floor 100 Mulberry Street Newark, New Jersey, 07102), Director, Managing Director - Strategic Initiatives, PIM., Director and Vice President, Prudential Asset Management Holding Company ("PAMHC"); Philip N. Russo, (Gateway Center Three, 15th Floor 100 Mulberry Street, Newark, New Jersey, 07102), Director, PIM, Director, PRICOA General Partner Limited.Treasurer, PIM Warehouse, Inc. ("PIMW"). Chief Financial Officer, Executive Vice President and Treasurer, PIFM Holdco, Inc. Chief Financial Officer, Executive Vice President and Treasurer, Prudential Investments LLC. Chief Financial Officer, Prudential Mutual Fund Services LLC. Vice President and Director, PIM Investments, Inc. ("PIMI"). Vice President Finance, PIM Foreign Investments, Inc. ("PIMF"). Chief Financial Officer, Executive Vice President and Director, American Scandia Investment Services, Incorporated. Chief Financial Officer and Director, American Scandia Fund Services, Inc. Chief Financial Officer, Executive Vice President and Director, American Scandia Advisory Services, Inc.; Victor Y. Sim, (751 Broad Street, 17th Floor, Newark, New Jersey, 07102), Director. Vice President, Total Compensation, Prudential Financial, Inc. ("PFI"); John R. Strangfeld, (751 Broad Street, 17th Floor, Newark, New Jersey, 07102), Director. Vice Chairman, Prudential Financial, Inc. ("PFI"), Director and Chairman, PIM Director and President, PAMHC; Director, Chairman and Chief Executive Officer, Prudential Securities Group

Inc., Director, Chairman and Chief Executive Officer, Prudential Equity Group, Inc. Director and Chairman, PIM Global Financial Strategies, Inc., Director and President, Prudential Capital & Investment Services, LLC., Chairman Wachovia Securities, LLC.; Kevin C. Uebelein, (Prudential Investment Management (Japan), Inc. Prudential Tower, 2-13-10 Nagata-cho, Chiyoda-ku, Tokyo, 100-0014 Japan), Director, Chief Investment Officer, Senior Managing Executive Officer, Executive Officer, The Gibraltar Life Insurance Company, Ltd., Senior Vice President, PIM, Director, Prudential Investment Management (Japan), Inc., Director, Asian Infrastructure Mezzanine Capital Fund; Bernard B. Winograd, (Gateway Center Three, 15th Floor, 100 Mulberry Street, Newark, New Jersey, 07102), Director. Director, Chief Executive Officer and President, PIM., Director and Vice President, PAMHC, Director and Chairman, PIMW, Director and Chairman, PIC Holdings Limited, Trustee, 745 Property Investments, Executive Vice President, Prudential Investment Management Services LLC., Director and President, PIMI, President, PIMF, Signatory Second Vice President, The Prudential Insurance Company of America.

                                      * * *

      Salomon Brothers Asset Management Inc ("SaBAM"), 399 Park Avenue, New York, New York, 10022, serves as sub-adviser to TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value. The directors and officers are as follows: Virgil
H. Cumming, Member of the Board of Directors and Managing Director of Citigroup Global Markets Inc.; Peter J. Wilby, Member of the Board of Directors and Managing Director of SaBAM; Evan L. Melberg, Member of the Board of Directors and Managing Director of SaBAM; Michael F. Rosenbaum, Chief Legal Officer and General Counsel of Citigroup Asset Management; Jeffrey S. Scott, Compliance Officer.

                                      * * *


      T. Rowe Price Associates, Inc., ("T. Rowe") 100 East Pratt Street, Baltimore, Maryland 21202 serves as sub-adviser to TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Equity Income and TA IDEX T. Rowe Price Health Sciences. Edward C. Bernard; James A.C. Kennedy; Mary J. Miller; David J.L. Narren; James S. Riepe; George A. Roche; and M. David Testa and Brian C. Rogers.


                                      * * *


      Transamerica Investment Management, LLC, ("TIM") 1150 South Olive Street, Suite 2700, Los Angeles, California 90015, serves as sub-adviser to TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Balanced, TA IDEX Transamerica Equity, TA IDEX Transamerica Short-Term Bond, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Value Balanced and TA IDEX Transamerica Money Market. The officers are John R. Kenney, Manager and Chairman, Director and Co-Chief Executive Officer of Great Companies, L.L.C.; Larry N. Norman, Manager, and Executive Vice President and Chief Executive Officer of AEGON USA, Inc.; John C. Riazzi, Manager and Chief Executive Officer; Gary U. Rolle, Manager, President and Chief Investment Officer; Brian C. Scott, Manager and Director, President and Chief Executive Officer of AEGON/Transamerica Fund Advisers, Inc.;; and Jeffrey S. Van Harte, Manager, Senior Vice President and Head of Equities.


                                      * * *

      Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Clearwater, Florida 33756, serves as sub-adviser to TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM), and as co-sub-adviser to TA IDEX Templeton Great Companies Global. John R. Kenney, Member and Manager, serves as Chairman and Co-CEO. James Hare Huguet, Member and Manager, serves as President, Co-CEO and Chief Investment Officer.; Thomas R. Moriarty, Manager, also serves as Executive Vice President of AEGON/Transamerica Fund Services, Inc.; Executive Vice President of AEGON/Transamerica Fund Advisers, Inc.; Chairman, Director and President of InterSecurities, Inc.; Vice President of AFSG Securities Corp.; and Vice President of Western Reserve Life Assurance Co. of Ohio; Jerome C. Vahl, Manager, also serves as Director and President of Western Reserve Life Assurance Co. of Ohio. John C. Riazzi, Manager, also serves as CEO of Transamerica Investment Management, LLC ("TIM") an affiliated Investment Adviser of Great Companies, LLC. TIM acts as a sub-adviser to Transamerica IDEX Mutual Funds.

                                      * * *


      Templeton Investment Counsel, LLC ("Templeton"), One Franklin Parkway, San Mateo, California 94403-1906, serves as co-sub-adviser to TA IDEX Templeton Great Companies Global. The executive officers of Templeton are as follows:
Donald F. Reed, CEO; Gary P. Motyl, President; Martin L. Flanagan, Executive Vice President & COO; Gregory E. McGowan, Executive Vice President; Mark R. Beveridge, Sr. Vice President & Portfolio Manager - Research Analyst; Tracy A. Harrington,

Sr. Vice President - Institutional Marketing Support; William Howard, Executive Vice President & Portfolio Manager - Research Analyst; Charles R. Hutchens, Sr. Vice President & Director Client Services; Peter A. Nori, Executive. Vice President & Director of Research; Cindy L. Sweeting, Executive. Vice President & Director of Research; Edgerton T. Scott, Sr. Vice President; Michael J. Corcoran, Vice President & Controller; Peter D. Anderson, Sr. Vice President - Institutional Marketing; Guang Yang, Sr. Vice President; Barbara J. Green, Secretary.


                                      * * *

      Federated Investment Management Company, Federated Investors Tower, Pittsburgh, PA 15222-3779, sub-adviser to TA IDEX Federated Tax Exempt, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc.


      The sub-adviser serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by the sub-adviser and other subsidiaries of Federated Investors, Inc. is approximately $214 billion. The Trustees of the sub-adviser, their position with the sub-adviser, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee and Chairman (Chief Executive Officer and Trustee, Federated Investors, Inc.; Chairman and Director, Federated Global Investment Management Corp., Federated Advisory Services Company and Federated Equity Management Company of Pennsylvania; Chairman, Passport Research, Ltd. And Passport Research II, Ltd.; Trustee, Federated Investment Counseling, Federated Asset Management GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); Keith M. Schappert, Trustee, Chief Executive Officer and President (Trustee, Chief Executive Officer and President of Federated Global Investment Management Corp., Federated Advisory Services Company and Federated Equity Management Company of Pennsylvania; Trustee and President - Investment Research, Federated Investment Counseling; Chief Executive Officer and President, Passport Research, Ltd. And Passport Research II, Ltd.), Thomas R. Donahue, Trustee and Treasurer (Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Counseling, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investors Trust Company; Trustee, Federated Services Company, Federated Administrative Services, Inc. and Federated Shareholder Services Company; Trustee and Executive Vice President, Federated Securities Corp.; Director and President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.); Mark
D. Olson, Trustee (Trustee, Federated Investment Counseling, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Administrative Services, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bayard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.



      The remaining Officers of the sub-adviser are: Vice Chairman, William D. Dawson, III; Senior Vice Presidents: Joseph M. Balestrino, David A. Briggs, Jonathan C. Conley, Deborah A. Cunningham, Mark E. Durbiano, Robert M. Kowit, Jeffrey A. Kozemchak, Richard J. Lazarchic, Susan M. Nason, Mary Jo Ochson, Robert J. Ostrowski, and Richard Tito; Vice Presidents: Todd A. Abraham, J. Scott Albrecht, Randall S. Bauer, Nancy J. Belz, G. Andrew Bonnewell, Lee R. Cunningham, II, B. Anthony Delserone, Jr., Donald T. Ellenberger, Eamonn G. Folan, John T. Gentry, Patricia L. Heagy, Susan R. Hill, William R. Jamison, J. Andrew Kirschler, Nathan H. Kehm, John C. Kerber, Marian R. Marinack, Natalie F. Metz, Thomas J. Mitchell, Joseph M. Natoli, Mary Kay Pavuk, Jeffrey A. Petro, Ihab L. Salib, Roberto Sanchez-Dahl, Sr., John Sidawi, Michael W. Sirianni, Jr., Christopher Smith, Timothy G. Trebilcock, Paoli II. Valle, Steven J. Wagner, Paige M. Wilhelm, and George B. Wright; Assistant Vice Presidents: Lori B. Andrews, Hanan Callas, Jerome Conner, James R. Crea, Jr., Karol M. Crummie, Richard Cumberledge, Ann Ferentino, Richard J. Gallo, Kathryn P. Glass, James Grant, Tracey L. Lusk, Karl Mocharko, Bob Nolte, Rae Ann Rice, Brian Ruffner, Kyle D. Stewart, Mary Ellen Tesla, Nicholas S. Tripodes and Mark Weiss; Assistant Treasurer: Denis McAuley III; Secretary: G. Andrew Bonnewell; Assistant Secretary: Jay S. Neuman.


The business address of each of the Officers of the sub-adviser is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.

                                      * * *


      American Century Investment `Management, Inc. ("American Century"), 4500 Main Street, Kansas City, Missouri 64111, serves as sub-adviser to TA IDEX American Century International and TA IDEX American Century Large Company Value. James Evans Stowers, Jr. is Chairman of the Board; James Evans Stowers, III is Co-Chairman of the Board; William McClellan Lyons is President, Chief Executive Officer and Director; Robert T. Jackson is Executive Vice President and Chief

Financial Officer; David H. Reinmiller is Chief Compliance Officer; David C. Tucker is Chief Legal Officer and Senior Vice President; William E. Koehler is Vice President and Investment Liaison; John A. Lopez is Senior Vice President; Mark L. Mallon is Chief Investment Officer and Senior Vice President.


                                      * * *


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 NEWPORT CENTER DRIVE, SUITE 300, NEWPORT BEACH, CALIFORNIA 92660, SERVES AS SUB-ADVISER TO TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN TIPS. MANAGING DIRECTORS(28)



Tammie J. Arnold



William R. Benz



John B. Brynjolfsson



Wendy W. Cupps



Chris P. Dialynas



Mohamed A. El-Erian



William H. Gross (EC)



John L. Hague



Pasi M. Hamalainen



Brent R. Harris (EC)



Douglas M. Hodge (Tokyo)



Brent L. Holden (EC)



Margaret E. Isberg



James M. Keller



Raymond G. Kennedy



John S. Loftus



Sudesh N. Mariappa



Scott A. Mather (Munich)



Paul A. McCulley



Joseph McDevitt (London)



Dean S. Meiling (Consulting)



James F. Muzzy



Mohan V. Phansalkar



William F. Podlich (Consulting)



William C. Powers (EC)



Ernest L. Schmider



W. Scott Simon



Lee R. Thomas



William S. Thompson (EC)



Richard M. Weil (EC)



EC = EXECUTIVE COMMITTEE OF PIMCO



CHIEF EXECUTIVE OFFICER
------------------------
William S. Thompson



CHIEF FINANCIAL OFFICER
------------------------
John C. Maney



CHIEF LEGAL OFFICER
------------------------
Mohan V. Phansalkar



CHIEF OPERATING OFFICER
------------------------
Richard M. Weil



CHIEF COMPLIANCE OFFICER
------------------------
Denise C. Seliga

                                      * * *


AEGON USA Investment Management LLC ("AUIM"), 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, serves as sub-adviser to TA IDEX Transamerica Conservative High-Yield Bond. Its managers and officers are MANAGERS:



      Eric B. Goodman



      Brenda K. Clancy



      Craig D. Vermie



OFFICERS:



      Eric B. Goodman, President & Chief Investment Officer



      Kirk W. Buese, Executive Vice President - Private Finance



      Frank E. Collecchia, Executive Vice President-Portfolio Management



      Daniel P. Fox, Executive Vice President - Risk Management



      David R. Ludke, Executive Vice President



      Mark J. Zinkula, Executive Vice President - Public Fixed Income



      David M. Carney, Senior Vice President and Chief Financial Officer



      Bradley J. Beman, Senior Vice President



      John T. Bender, Senior Vice President



      Joel L. Coleman, Senior Vice President



      Mark E. Dunn, Senior Vice President



      David R. Halfpap, Senior Vice President



      William L. Hurwitz, Senior Vice President



      Steven P. Opp, Senior Vice President



      Sarvjeev S. Sidhu, Senior Vice President



      Michael B. Simpson, Senior Vice President



      Jon L. Skaggs, Senior Vice President



      Robert A. Smedley, Senior Vice President



      Josh E. Braverman, Vice President



      Ashok K. Chawla, Vice President



      Jeffrey D. Coil, Vice President



      Garry E. Creed, Vice President



      Douglas A. Dean, Vice President



      Mark D. Evans, Vice President



      Robert Fitzsimmons, Vice President



      Robert L. Hansen, Vice President



      Jon D. Kettering, Vice President



      James R. Landis, Vice President



      Jeffrey T. McGlaun, Vice President



      Michael J. Parrish, Vice President



      Stephanie M. Phelps, Vice President



      Boning Tong, Vice President



      Michael A. Urban, Vice President



      Xueqing Wang, Vice President



      Jeffrey A. Whitehead, Vice President



      Karen R. Wright, Vice President



      M. Christina Galligan, Assistant Vice President



      Karen E. Hufnagel, Assistant Vice President



      Michael N. Meese, Assistant Vice President



      Mary T. Pech, Assistant Vice President



      Paul J. Houk, General Counsel and Secretary



      Clint L. Woods, Assistant Secretary



      Clifton W. Flenniken III, Assistant Treasurer

      Daniel Seward, Assistant Treasurer



      Stephanie Steele. Assistant Treasurer



      Cynthia L. Remley, Assistant General Counsel


                                      * * *


      Banc of America Capital Management, LLC ("BACAP LLC"), 101 S. Tryon Street, Charlotte, North Carolina 28255, serves as sub-adviser to IDEX Marsico Growth. Keith Thomas Banks, President and Manager of BACAP LLC (2004 to present), also serves as Manager of BACAP Distributors, LLC (2004 to present), President, Chief Executive Officer, Chief Investment Officer and Director of Columbia Management Group, Inc. (2002 to present), Chairman, Chief Executive Officer, Chief Investment Officer and President of Columbia Management Advisors, Inc. (2002 to present), Director of Columbia Wanger Asset Management, L.P. (2001 to present), President, Chief Executive Officer, Chief Investment Officer, Director and Chairman of Liberty Asset Management Company (2001 to 2004), President, Chief Executive Officer, Chief Investment Officer and Director of Colonial Advisory Services Inc. (2001 to present). Prior to such, Mr. Banks most recently served as Director, Equity Division of JP Morgan Investment Management.; Lori Jane Ensinger, Managing Director of Active Equities (2003 to present), has also recently served as Director of Value Strategies of BACAP LLC (2001 to 2003).; Brenda Furlong, Head of Fixed Income Investments for BACAP LLC (2004 to present), also serves as Managing Director/Head of Fixed Income of Columbia Management Advisors, Inc. (2003 to present). Prior to such, Ms. Furlong most recently served as Chief Investment Officer, Hartford Financial Services Group, Inc. and President, Hartford Investment Management Company. Colin Moore, Managing Director and Head of Equity of BACAP LLC (2004 to present), also serves as Head of Equity for Columbia Management Group, the asset management division of Bank of America, N.A (2003 to present). Prior to such, Mr. Moore most recently served as Chief Investment Officer of Global/International Value Equities and Associate Director of Research at Putnam Investments. Mary A. Mullin, various to Chief Compliance Officer of BACAP LLC (2002 to present), also serves as Chief Compliance Officer of Columbia Management Advisors, Inc. (2004 to present), Chief Compliance Officer of Colonial Advisory Services, Inc. (2004 to present), various to Chief Compliance Officer of BACAP Distributors, LLC (2002 to present), Compliance Officer of BACAP Alternative Advisors, Inc. (2002 to 2004), Compliance Officer of BACAP Advisory Partners, LLC (2002 to 2004), and Corporate Compliance Executive of Banc of America Capital Management, the asset management division of Bank of America, N.A. (2002 to present). Prior to such, Ms. Mullin most recently served as various to Managing Director - Compliance for Deutsche Asset Management Americas for Deutsche Bank (1997 to 2002).; Roger A. Sayler, Chief Operating Officer, Managing Director, Senior Vice President, and Manager for BACAP LLC (2004 to present), also serves as Manager of BACAP Distributors, LLC (2004 to present), Director of Regional Advisors and Executive Vice President and Director of Columbia Management Group, Inc. (2002 to present), Director of Columbia Management Advisors, Inc. (2002 to present), Director of Colonial Advisory Services Inc. (2002 to present), President and Director of Steinroe Futures Inc. (2002 to present), and Director and Executive Vice President of Liberty Asset Management Company (2001 to present).; Peter David Taube, Chief Financial Officer and Treasurer for BACAP LLC (2002 to present), also serves as Treasurer of Columbia Management Advisors, Inc. (2004 to present), Treasurer of BACAP Distributors, LLC (2002 to present), and Treasurer of BACAP Advisory Partners, LLC (2002 to present). Prior to such, Mr. Taube most recently served as Director and Chief Financial Officer of Fixed Income Division of Americas' of Merrill Lynch (1999 to 2002).


                                      * * *


      ING Clarion Real Estate Securities ("Clarion"), 259 North Radnor-Chester Road, Suite 205, Radnor, PA 19087, serves as sub-adviser for TA IDEX Clarion Real Estate Securities. Its officers are: Ritson T. Ferguson, Executive Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; Stephen
J. Furnary, Executive Officer; Charles Grossman, Executive Officer;G. Stephen Cordes, Executive Officer and Jeffrey A. Barclay, Executive Officer.


                                      * * *

      Fund Asset Management L.P., doing business as Mercury Advisors ("Mercury"), serves as sub-adviser to TA IDEX Mercury Large Cap Value. Mercury is located at 800 Scudders Mill Road, Plainsboro, NJ 08536. Robert C. Doll, President, Chief Investment Officer; Anthony J. Patti, Head - Americas Risk and Performance; Thomas J. Verage, Managing Director, Equity Investments; Brian J. Fullerton, Head of Investments; Kenneth A. Jacob, Co-Head - Tax-Exempt Investments; John M. Loffredo, Co-Head - Tax-Exempt Investments; Brian A. Murdock, First Vice President and Chief Operating Officer of Americas Region; Donald C. Burke, Treasurer; Andrew J. Donahue, Chief Legal Officer; Jay L. Willoughby, CIO - Private Investors; Archie J. Struthers, Head - Managed Account Team of Private Investors.

                                      * * *

      Gateway Investment Advisers, L.P. ("Gateway"), 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209, serves as sub-adviser to TA IDEX Protected Principal Stock. Walter G. Sall is Chairman and Chief Executive Officer; J. Patrick Rogers is President and Chief Investment Officer; Harry E. Merriken III, is Senior Vice President; Geoffrey Keenan is Chief Operating Officer and Executive Vice President; Paul R. Stewart is Senior Vice President; Donna M. Squeri is General Counsel, Chief Compliance Officer, and Secretary; Gary H. Goldschmidt is Chief Financial Officer; and Nelson C. Bickel is Chief Information Officer and Vice President.


                                      * * *

      MFS Investment Management ("MFS") serves as sub-adviser to TA IDEX MFS High Yield. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. The Directors of MFS are John W. Ballen, Kevin R. Parke, William W. Scott, Jr., Martin E. Beaulieu, Robert J. Manning, C. James Prieur, Donald A. Stewart, William W. Stinson, James C. Baillie and Richard L. Schmalensee. Jeffrey L. Shames is the Chairman, Mr. Ballen is Chief Executive Officer, Mr. William Scott is Vice Chairman, Mr. Beaulieu is Executive Vice President and also Director of Global Distribution. Mr. Parke is President and also Chief Investment Officer. Mr. Manning is also Executive Vice President and Chief Fixed Income Officer. Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, Robert J. Whelan is a Senior Vice President and Chief Financial Officer of MFS, and Thomas B. Hastings is a Senior Vice President and Treasurer of MFS.

                                      * * *

      Third Avenue Management LLC ("TAM") serves as sub-adviser to TA IDEX Third Avenue Value. TAM is a Delaware Limited Liability Company. The parent company of TAM is Third Avenue Holdings Delaware LLC, 60% of the interests of which is indirectly owned by Affiliated Managers Group, Inc. and the remaining 40% of which is owned by the senior management of TAM, certain key employees of the sub-adviser and the children of Martin J. Whitman.

The officers of TAM are listed below. Unless otherwise indicated, each Chief Operating Officer has held the positions listed at TAM or its predecessor for at least the past two years and is located at TAM's business address of 622 Third Avenue, New York, New York, 10017. Martin J. Whitman, Co-Chief Investment Officer of TAM; Chairman of Third Avenue Trust; Chairman of Third Avenue Variable Series Trust; Member of the Board of Directors of Danielson Holding Corporation, and Nabors Industries, Inc.; David M. Barse, President and CEO of TAM; President, CEO and Trustee of Third Avenue Trust; Chief Executive Officer of M.J. Whitman LLC, and Director of Danielson Holding Corporation and American Capital Access Holdings, Inc.; Michael T. Carney, Chief Financial Officer of TAM, M.J. Whitman LLC, Third Avenue Trust and Third Avenue Variable Series Trust. Willard J. Hall, General Counsel and Secretary of TAM, Third Avenue Trust, Third Avenue Variable Series Trust and M.J. Whitman LLC.

                                      * * *

      Morgan Stanley Investment Management serves as sub-adviser to TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Large Cap Core, TA IDEX Van Kampen Small Company Growth and TA IDEX Active International Allocation. Morgan Stanley serves as investment adviser to a number of investment companies. The executive officers of the sub-adviser are: Mitchell M. Merin, Chairman, President, Chief Executive Officer and Director of the sub-adviser, and Van Kampen; A. Thomas Smith III, Managing Director and a Director of the sub-adviser, VK Adviser and Van Kampen; David M. Swanson, Chief Operating Officer and Director of the sub-adviser, Van Kampen; Joseph J. McAlinden, Managing Director and Chief Investment Officer of the sub-adviser and Van Kampen; John L. Sullivan, Managing Director and Director of the sub-adviser and Van Kampen; Edward C. Wood, III, Managing Director and Chief Administrative Officer of the sub-adviser and Van Kampen; Alexander C. Frank, Treasurer of the sub-adviser and Van Kampen; Walter E. Rein, Executive Director and Chief Financial Officer of the sub-adviser and Van Kampen; Stefanie Chang Yu, Secretary of the sub-adviser and Van Kampen. All of these executive officers have no substantial business, profession, vocation or employment other than their positions with the sub-adviser, its subsidiaries and affiliates. The business address of Messrs. Rein, Sullivan, Swanson and Wood is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181 - 5555. The address of Messrs. Merin, McAlinden, Smith and Ms. Chang Yu is 1221 Avenue of the Americas, New York, NY 10020. The address of Mr. Frank is 750 7th Avenue, New York, NY 10019.

                                      * * *

      J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as sub-adviser to TA IDEX J.P. Morgan Mid Cap Value. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

The directors and principal officers of J.P. Morgan are listed below. Unless otherwise indicated, each director and officer has a principal business address of 522 Fifth Avenue, New York, NY 10036: George C. Gatch, Managing Director, Director and President of J.P. Morgan Funds; Evelyn E. Guernsey, Managing Director, Director and President of J.P. Morgan Investment Management Inc. ("JPMIM") and Chief Executive Officer of Institutional Sales and Services; Lawrence Unrein, Manageing Director, Director and Head of the Private Equity Group for J.P. Morgan Fleming Asset Management ("JPMFAM"); Mark B. E. White, Managing Director, Director and Head of International Institutional Business for JPMFAM; Roy Kinnear, Managing Director, Treasurer of JPMIM; Anthony M. L. Roberts, Managing Director, Managing Director and Associate General Counsel and Head of Legal for J.P. Morgan Chase & Co.'s global asset management business; Thomas J. Smith, Managing Director, Chief Compliance Officer for J.P. Morgan Chase & Co.'s investment management business in the Americas.

                                      * * *

      Evergreen Investment Management Company, LLC ("Evergreen"), is sub-adviser to TA IDEX Evergreen International Small Cap. The officers and directors are Laurence B. Ashkin (68), 180 East Pearson Street, Chicago, IL-Trustee/Director.Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980. Foster Bam (69), Greenwich Plaza, Greenwich, CT-Trustee/Director. Partner in the law firm of Cummings and Lockwood since 1968. James S. Howell
(72), 4124 Crossgate Road, Charlotte, NC-Chairman and Trustee/Director. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993. Gerald M. McDonnell (57), 209 East Nucor Rd. Norfolk, NE, NC-Trustee/Director. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988. Thomas L. McVerry (58), 4419 Parkview Drive, Charlotte, NC-Trustee/Director. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990. William Walt Pettit*(41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC-Trustee/Director. Partner in the law firm Holcomb and Pettit, P.A. since 1990; Attorney, Clontz and Clontz from 1980 to 1990. Russell A. Salton, III, M.D. (49) 205 Regency Executive Park, Charlott, NC-Trustee/ Director. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1995, President, Primary Physician Care from 1990 to 1996. Michael S. Scofield (53), 212 S. Tryon Street Suite 1280, Charlotte, NC-Trustee/Director. Attorney, Law Offices of Michael S. Scofield since 1969. Robert J. Jeffries (73), 2118 New Bedford Drive, Sun City Center, FL-Trustee/Director Emeritus. Corporate consultant since 1967. John J. Pileggi (37), 237 Park Avenue, Suite 910, New York, NY-President and Treasurer. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992. Joan V. Fiore (40), 237 Park Avenue, Suite 910, New York, NY-Secretary. Managing Director and Counsel, Furman Selz LLC since 1991; Staff Attorney, Securities and Exchange Commission from 1986 to 1991.

The officers listed above hold the same positions with thirteen investment companies offering a total of forty-three investment funds within the Evergreen mutual fund complex. Messrs. Howell, Salton and Scofield are Trustees/Directors of all thirteen investment companies. Messrs. McDonnell, McVerry and Pettit are Trustees/Directors of twelve of the investment companies (excluded is Evergreen Variable Trust). Messrs. Ashkin and Bam are Trustees/Directors and Mr. Jeffries is a Trustee/Director Emeritus of eleven of the investment companies(excluded are Evergreen Variable Trust and Evergreen Investment Trust).

* Mr. Pettit may be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

The officers of the Trusts are all officers and/or employees of Furman Selz LLC. Furman Selz LLC is an affiliate of Evergreen Funds Distributor, Inc., the distributor of each Class of shares of each Fund.

                                      * * *

      UBS Global Asset Management (Americas) Inc. ("UBS"), One North Wacker Drive, Chicago, IL 60606, serves as sub-adviser to TA IDEX UBS Large Cap Value. Kai Reiner Sotorp is President and Director; Mark F. Kemper is Secretary and Chief Legal Officer; Joseph M. McGill is Chief Compliance Officer; Joseph A Varnas is Head of Product Technology and Operations; Brian D. Singer is Chief Investment Officer; and Robert P. Wolfangel is Chief Financial Officer.

ITEM 26 PRINCIPAL UNDERWRITER


AFSG Securities Corporation

      (a) The Registrant has entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), whose address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of Fund shares.

      (b)   Directors and Officers of Principal Underwriter


         Name                      Positions and Offices with Underwriter       Positions and Offices with Registrant
         ----                      --------------------------------------       --------------------------------------
Larry N. Norman           (1)     Director and President                        N/A

Kim Day                   (2)     Director and Vice President                   N/A

Lisa Wachendorf           (1)     Director, Chief Compliance Officer
                                  and Vice President                            N/A

John K. Carter            (2)     Vice President                                Senior Vice President, Secretary and
                                                                                Counsel

Linda Gilmer              (1)     Assistant Treasurer                           N/A

Frank A. Camp             (1)     Secretary                                     N/A

Thomas R. Moriarty        (2)     Vice President                                N/A

Emily Monroe Bates        (3)     Assistant Treasurer                           N/A

Teresa L. Stolba          (1)      Assistant Compliance Officer                 N/A

Clifton W. Flenniken III  (4)     Assistant Treasurer                           N/A

Priscilla I. Hechler      (2)     Assistant Vice President and                  N/A
                                  Assistant Secretary

Darin D. Smith            (1)     Vice President and                            N/A
                                  Assistant Secretary

Kyle A. Keelan            (1)     Vice President                                N/A


(1)   4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)   570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)   400 West Market Street, Louisville, KY 40202

(4)   1111 North Charles Street, Baltimore, MD 21201


ITEM 27 LOCATION OF ACCOUNTS AND RECORDS



      The accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:


      (a) Shareholder records are maintained by the Registrant's transfer agent, AEGON/Transamerica Investor Services, Inc., P.O. Box 9015, Clearwater, FL 33758-9015.

      (b) All other accounting records of the Registrant are maintained at the offices of the Registrant at 570 Carillon Parkway, St. Petersburg, Florida 33716 and are in the physical possession of the officers of the

            Fund, or at the offices of the Custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.


ITEM 28 MANAGEMENT SERVICES


      The Registrant has no management-related service contract that is not discussed in Part I of this form. See the section of the Prospectus entitled "Investment Advisory and Other Services" for a discussion of the management and advisory services furnished by ATFA, Janus, Jennison, T. Rowe Price, SaBAM, TIM, AUIM, Great Companies, Federated, Gateway, American Century, Clarion, BACAP, Templeton, PIMCO, Evergreen, J.P. Morgan, Mercury, MFS, TAM, UBS and Morgan Stanley pursuant to the Investment Advisory Agreements, the Sub-Advisory Agreements, the Administrative Services Agreement and the Underwriting Agreement.


ITEM 29 UNDERTAKINGS


            Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Transamerica IDEX Mutual Funds, has duly caused this Post-Effective Amendment No. 65 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 23rd day of December, 2004.


                                  Transamerica IDEX Mutual Funds

                                  By: /s/ John K. Carter
                                      ----------------------------
                                      John K. Carter
                                      Senior Vice President, Secretary & General
                                      Counsel


      Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, this Post-Effective Amendment No. 65 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



/s/ Peter R. Brown                         Chairman & Trustee                             December 23, 2004
--------------------------------------
Peter R. Brown *

/s/ William W. Short, Jr.                  Trustee                                        December 23, 2004
--------------------------------------
William W. Short, Jr. *

/s/ Daniel Calabria                        Trustee                                        December 23, 2004
--------------------------------------
Daniel Calabria *

/s/ Charles C. Harris                      Trustee                                        December 23, 2004
--------------------------------------
Charles C. Harris*

/s/ Jack E. Zimmerman                      Trustee                                        December 23, 2004
--------------------------------------
Jack E. Zimmerman *

/s/ Janice B. Case                         Trustee                                        December 23, 2004
--------------------------------------
Janice B. Case*

/s/ Thomas P. O'Neill                      Trustee                                        December 23, 2004
---------------------------------------
Thomas P. O'Neill*

/s/ Russell A. Kimball, Jr.                Trustee                                        December 23, 2004
---------------------------------------
Russell A. Kimball, Jr. *

/s/ Leo J. Hill                            Trustee                                        December 23, 2004
---------------------------------------
Leo J. Hill *

/s/ Brian C. Scott                         President, Chief Executive Officer             December 23, 2004
---------------------------------------    & Trustee
Brian C. Scott*

/s/ Kim D. Day                             Senior Vice President, Treasurer               December 23, 2004
---------------------------------------    & Chief Financial Officer
Kim D. Day

/s/ John K. Carter
---------------------------------------
*Signed by John K. Carter
Attorney in Fact

                                  EXHIBIT INDEX

EXHIBIT NUMBER                                       DESCRIPTION OF EXHIBIT

                     Exhibits to be filed by later amendment